Allmerica Financial Services                                Semi-Annual Report
------------------------------------------------------------
                                  JUNE 30, 1999

                                                            Allmerica IRA


[IMAGE APPEARS HERE]

                                                                     [LOGO OF
                                                                     ALLMERICA
                                                                    FINANCIAL(R)
                                                                   APPEARS HERE]
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General Information .......................................................    2

A Letter from the President ...............................................    3

Performance Disclosure ....................................................    4

Domestic & International Equity Market Overview ...........................    6
Select Aggressive Growth Fund .............................................    8
Select International Equity Fund ..........................................    9
Growth Fund ...............................................................   10
Equity Index Fund .........................................................   11

Bond & Money Market Overview ..............................................   12
Investment Grade Income Fund ..............................................   14
Government Bond Fund ......................................................   15
Money Market Fund .........................................................   16

Financials ................................................................  F-1

See Client Notices on page F-39

A particular Fund may not be available under the group variable annuity which you have chosen. Inclusion in this semi-annual report of a Fund which is not available under your policy is not to be considered a solicitation.




                                                             Table of Contents 1

Officers of First Allmerica
Financial Life Insurance Company

John F. O'Brien, President, CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron/1/
Cynthia A. Hargadon/1/
Gordon Holmes/1/
John P. Kavanaugh
Bruce E. Langton/1/
Attiat F. Ott/1/
Richard M. Reilly
Ranne P. Warner/1/

/1/Independent Trustees


Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   Equity Index Fund
   Investment Grade Income Fund
   Government Bond Fund
   Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
   Select International Equity Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
   Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
   Select Aggressive Growth Fund




2 General Information
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[PHOTO APPEARS HERE]

Dear Client:

The U.S. equity market continued its strong performance into the first half of 1999, rising over 12% as measured by the S&P 500 Index. The first quarter showed a continuation of the trends which had been in place for some time, with strength coming from large-cap growth stocks. Beginning in April, however, sentiment changed and large-cap value, small- and mid-cap stocks as well as emerging market stocks began to lead the market higher. The outlook for emerging markets appears to have been the catalyst for the significant shift in sentiment. In January, Brazil successfully devalued its currency without creating turmoil throughout the region. Meanwhile, other emerging markets showed signs of stability and even growth. Apparently investors felt that the worst of the emerging markets crisis was past and they could move away from the high-quality stocks they fled to last fall, in search of issues which represented better value. Investors found value in basic industries and cyclical stocks, causing large-cap value stocks to post a strong quarter. Investors also moved into small-cap stocks and emerging markets causing the Russell 2000 and MSCI Emerging Markets Free Indices to increase over 15% and 24% respectively during the second quarter.

At Allmerica, we take an institutional approach to investing. That means we hire investment managers to manage against very specific indices and carefully evaluate their relative and absolute performance every quarter. Within the market context just described, our managers continued to perform well against their peers. U.S. large-cap and emerging market funds tended to produce solid returns throughout the six month period. Those funds focusing on large-cap value, small- and mid-cap companies had to wait until the second quarter before producing strong absolute returns. Our fixed income and international equity managers also performed well, although absolute returns were somewhat lower as managers worked against rising interest rates and a slowing European economy respectively.

An integral part of our Manager of Managers approach to investing is the ongoing manager evaluation work of the Investment Operations Committee. In February 1999, the Committee presented the Allmerica Investment Trust Board of Trustees with an alternative investment manager for the Select Growth and Income Fund. Following a Board vote, J.P. Morgan Investment Management Inc. assumed sub-advisory responsibility for the Fund effective April 1, 1999. While replacing a manager is never easy, the Committee and The Trustees of Allmerica Investment Trust continue to demonstrate that they will make the difficult decisions as we seek to offer you an array of outstanding investment options. For more information on these and all of our funds, please read the market overviews and managers' commentaries found later in this report.

Once again we urge you to work closely with your financial advisor to build a diversified portfolio that will meet your needs and benefit from the inevitable changes in the market such as those we have seen in the first half of 1999.



On behalf of the Board of Trustees,





/s/John F. O'Brien

President, CEO

First Allmerica Financial Life Insurance Company



                                                   A Letter from the President 3

Allmerica IRA
Average Annual Total Returns as of 6/30/99

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 8.
















Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more than their original cost.



4 Performance Disclosure
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Overview

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Signs of a global economic recovery boost the performance of commodities issues. Investors shift their interest away from growth stocks in favor of more attractively valued small- and mid-cap stocks.



The first six months of 1999 witnessed signs of a global economic recovery, inducing a market rotation in favor of small- and mid-cap stocks, as well as value stocks. In response to recovering developed and emerging markets, as well as continued U.S. economic growth, investors shifted their attention away from the more popular growth stocks toward opportunities in the broader market.

As the year began, investors gained confidence from the smooth introduction of the euro, but worried about emerging markets and the impact of a potential devaluation of the Brazilian currency. The financial contagion accompanying last year's devaluation of the Russian ruble was clearly on investors' minds. However, fears that Brazil would take emerging markets lower proved to be unfounded, as Brazil's January currency devaluation was accepted quite well by the world's markets. Ultimately, greater price and currency stability enabled interest rates to fall throughout Latin America and Asia, helping the equity markets. Investor confidence in the recovery of worldwide economies boosted the performance of commodities issues, including oil, utility, and paper companies.

Helped by falling interest rates, government fiscal stimulus policies, and the interest of American investors, Japan made a striking comeback as the best performer among the world's major markets so far this year. Significant contributors included Toshiba, Murata Manufacturing, and Takeda Chemical. The European Central Bank surprised the markets in April by cutting rates by 0.50%, sparking an all-time high in consumer confidence. The European stock markets rallied further once the U.S. Federal Reserve decided to adopt a neutral bias after imposing an interest rate increase of 0.25% on June 30. Positive economic news emerged out of Germany and France. One notable performer was the German telecommunications company, Man-nesmann, having successfully made a host of acquisitions including Tel- ecom Italia. The outstanding performance of commodity-based stocks

                           [TIME LINE APPEARS HERE]

1999   JAN

Brazil devalues their currency and fears that a Brazilian "contagion" would emerge, failed to materialize. Ultimately, greater price and currency stability enable interest rates to fall in Latin America and Asia.

[GRAPHIC APPEARS HERE] FEB

Investor confidence in global economic recovery promotes commodity-based stocks. The petroleum market stabilizes, helping to drive stocks higher in the energy sector.

[GRAPHIC APPEARS HERE] MAR

Japan makes a striking comeback as the best performer among the world's major markets due to falling interest rates, fiscal stimulus policies, and the interest of American investors.




6 Domestic & International Equity Market Overview brightened the horizon on both domestic and international fronts. As a result, investor interest turned toward exporting companies from Australia and New Zealand. The subsequent stabilization of the petroleum market contributed to an increase in oil prices, helping to drive stocks higher in the energy sector.

Corporate profits in the U.S. continued to be troubled by problems in the Asian market early in the year. Large gains continued within a select group of large-cap and Internet stocks with very poor performance across the rest of the market. Weaker demand for most commodities and exports from the U.S. muted pricing power for many industries. Investors gravitated to stocks where revenue growth was strong such as the Internet, health care, and large "brand name" stocks. Old growth stocks were eclipsed by the new with America Online surpassing Coca-Cola in market value. Mergers also gave the market a lift as BP Amoco acquired Atlantic Richfield, BankBoston and Fleet agreed to merge, and the AT&T-TCI deal was completed.

However, by the second quarter, the U.S. corporate profits recession appeared to be ending. As a result, small- and mid-cap stocks experienced a revival as investors turned their interest toward more value-oriented stocks. Unfortunately, the growth sectors of the market weakened as the profit outlook for growth stocks became overshadowed by fears that a renewed confidence in a global economic recovery would lead to higher rates. With the broadening in the market, investors adopted a renewed interest in the heavy industry sector, as well as the basic materials, energy, consumer durables, retail trade and financial sectors. The longest bull market in U.S. history continued its stampede, enabling the financial sector to rebound from the lows of last October. Health care became the weakest performing sector, suffering from underperformance of large pharmaceutical holdings caused by reductions in Medicare reimbursements.

Looking ahead, the Federal Reserve's proactive interest rate increase could keep the economy in a modest growth phase as they work to keep inflation in check. Improving global economic conditions should continue to encourage investors, who have enjoyed, thus far, a welcome broadening in the market. It is expected that the euro will rise toward the end of the year if the European markets continue to gain strength. Investors are cautious with regard to Japan and Asia. For Japan, the road toward economic recovery will be long and difficult, and the commitment to reform may dissolve in Asia if their economies and asset prices keep rising. Similarly, the economic outlook is still tenuous in Latin America where there is alarming sensitivity to interest rate fluctuations, and the real potential for political opposition in Brazil could impede economic progress.

                           [TIME LINE APPEARS HERE]


[GRAPH APPEARS HERE] APR
The European Central Bank surprises the markets by cutting rates by 0.50%, sparking an all-time high in consumer confidence.

MAY
Growth sectors of the market weaken, over fears that the recovery of worldwide economies would lead to higher interest rates. Small- and mid-cap stocks experience a revival as investors renew their interest in attractively valued securities within the broader market.

[GRAPH APPEARS HERE] JUN
In an effort to prevent inflation, the U.S. Federal Reserve raises interest rates 0.25%. European markets rally once the Fed decides to loosen its tightening bias in favor of a neutral interest rate position.

                               Domestic & International Equity Market Overview 7

The Select Aggressive Growth Fund returned 13.37% for the first half, outperforming the Russell 2500 Index's return of 10.88%, but slightly trailing the Lipper Capital Appreciation Funds Average, which returned 13.68%.

Market leadership shifted rapidly in the second quarter as a robust domestic and global economy led to a strong rebound in cyclical stocks. Technology issues had an exceptional first quarter on the strong performance of telecommunications and internet-related stocks.

After underperforming large-cap stocks in the first quarter, smaller-cap stocks exhibited exceptional performance throughout the second quarter. In the second quarter, Asia's emerging markets roared back for their best performing quarter in years. Declining interest rates and increasing liquidity drove returns. This improvement in the economies of many emerging markets removed one of the concerns of U.S. investors, encouraging them to look past a handful of large-cap growth stocks for investment opportunities. Greater recognition of fundamental strengths and attractive valuations helped spur the recent gains.

Strong stock selection in the retail trade sector helped performance. Electronics and clothing chain stocks also drove performance. A relative underweighting along with strong stock selection in the financial services sector contributed to performance.

The Fed raised a key short-term interest rate by 0.25% on June 30, and shifted its monetary policy stance to a neutral bias from its previous tightening stance. These steps could keep the economy in a modest growth phase and limit inflation concerns - both positives for the stock market. The Fund's manager remains confident that the application of its proven, bottom-up investment philosophy will continue to uncover promising stocks that can deliver solid returns for long-term investors.


Investment Sub-Adviser
Nicholas-Applegate Capital Management, L.P.

About the Fund
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:


                           [BAR GRAPH APPEARS HERE]

Computer Software & Processing              16%
Retailers                                   14%
Computers & Information                      8%
Electronics                                  8%
Medical Supplies                             6%
Heavy Machinery                              6%
Pharmaccuticals                              5%
Home Construction, Furnishings & Appliances  4%
Other                                       33%


                         Average Annual Total Returns

Years ended June 30, 1999              1 Year      5 Years     Life of Fund

Select Aggressive Growth Fund          7.81%       19.99%        18.85%

Russell 2500 Index                     5.35%       17.88%        16.74%

Lipper Capital Appreciation
  Funds Average                       20.04%       19.28%        16.40%



                   Growth of a $10,000 Investment Since 1992

                           [LINE GRAPH APPEARS HERE]

                       Select
                     Aggressive            Russell 2500
 Date                Growth Fund              Index
-----                -----------           ------------

 8/92                  $10,000               $10,000
12/92                   11,985                11,554
12/93                   14,324                13,466
12/94                   13,993                13,323
12/95                   18,511                17,547
12/96                   21,944                20,886
12/97                   26,049                25,974
12/98                   28,801                26,072
 6/99                   32,700                28,917


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 264 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility than investments in larger capitalization stocks.


8 Select Aggressive Growth Fund

The Select International Equity Fund returned 6.94% for the first half, handily outperforming the Morgan Stanley EAFE Index, which returned 4.11%.

During the first quarter, Fund performance was driven higher by strong growth in European telecommunications stocks, and several Japanese stocks in the Technology Innovation theme. Stocks in the Growth in Personal Savings Products theme had a negative impact on performance. Pharmaceutical stocks in the Healthcare Needs theme also suffered in the first quarter.

During the second quarter, the European Central Bank cut interest rates 0.50%, sparking a rally in European stock markets. Markets were also boosted by more positive economic news out of Germany and France. Unfortunately, the U.K.
market was soft, rising significantly in April, but weakening in May as new U.K. economic data was weaker than expected. In June the Japanese equity market rallied strongly. Asian markets were also strong, helped by falling interest rates. Japan has been the best performer among the world's major markets climbing over 20% this year.

The Growth in Telecommunications theme made the most positive contribution to the Fund's performance. A number of Japanese companies in the Technological Innovation theme were also significant positive contributors to performance. On the negative side, a number of stocks in the Healthcare Needs theme continued to struggle.

The Fund's manager remains concerned about the high level of valuations and the narrowness of strength in most global equity markets. The Fund manager will continue to look for value in companies that will profit in the single currency environment in Europe and from the resurgence of economic activity in the U.K. and Asia.

                         Average Annual Total Returns

Years ended June 30, 1999             1 Year      5 Years     Life of Fund

Select International Equity Fund       5.18%       13.78%        12.47%

Morgan Stanley EAFE Index              7.92%        8.52%         8.42%

Lipper International Funds Average     4.83%        8.89%         8.58%


                   Growth of a $10,000 Investment Since 1994

                           [LINE GRAPH APPEARS HERE]

                                    Select        Morgan
                                 International    Stanley
                                    Equity         EAFE
                                     Fund         Index
                                 -------------   --------

         5/94 (Inception Date)     $10,000       $10,000
        12/94                        9,651        10,008
        12/95                       11,545        11,164
        12/96                       14,078        11,874
        12/97                       14,733        12,118
        12/98                       17,161        14,582
         6/99                       18,352        15,184


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 570 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.


Investment Sub-Adviser

Bank of Ireland Asset Management (U.S.) Limited

About the Fund

Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.


                             Portfolio Composition

As of June 30, 1999, the country allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

United Kingdom          29%
Japan                   15%
Switzerland             10%
Germany                  9%
Netherlands              9%
France                   8%
Australia                5%
Other                   15%

                                              Select International Equity Fund 9

The Growth Fund outperformed the S&P 500 Index for the period, returning 18.66% to the benchmark's 12.38%. The Fund also outperformed the Lipper Growth & Income Funds Average return of 10.93%.

Excellent stock selection accounted for over 80% of the outperformance, with the balance produced by favorable sector allocation.

The second quarter saw a broadening and deepening in the stock market. Both S&P Mid-Cap and Small-Cap indices performed well. Investor sentiment shifted to favor value stocks at the expense of growth stocks. Recovering developed and emerging markets, along with continued U.S. economic growth, fueled an upward price move in cyclical and value-oriented stocks. Growth sectors experienced price weakness due to a rise in U.S. interest rates, a decrease in P/E multiples, and a less favorable relative profit outlook for growth stocks due to global economic recovery.

The second quarter ended with the Federal Reserve raising rates moderately but simultaneously relaxing its tightening bias, reducing the growing concern of a series of rate hikes designed to slow the economy and preempt higher inflation. Strong stock selection occurred in technology, heavy industry, and retail. Weakest stock selection took place in health care and financial services.

The Fund remains diversified across all economic sectors of the market. The investment style-bias in the Fund remained value-tilted versus the S&P 500, and at quarter-end stood at 56% growth stocks and 44% value, versus 59% growth stocks and 41% value for the index. The Fund continues to be positioned with a lower P/E multiple and higher earnings growth rate than the S&P 500 Index based on the consensus estimates of Wall Street analysts.


Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Telephone Systems                       11%
Insurance                               10%
Computer Software & Processing           8%
Banking                                  8%
Oil & Gas                                8%
Retailers                                6%
Pharmaceuticals                          6%
Media - Broadcasting & Publishing        5%
Computers & Information                  5%
Communications                           5%
Other                                   28%


                          Average Annual Total Returns

Years ended June 30, 1999                  1 Year      5 Years       10 Years

Growth Fund                                23.23%       23.98%        17.48%

S&P 500(R )Index                           22.76%       27.87%        18.78%

Lipper Growth and Income Funds Average     14.48%       21.72%        15.13%


                   Growth of a $10,000 Investment Since 1989

                           [LINE GRAPH APPEARS HERE]

                      Growth              S&P 500(R)
 Date                  Fund                 Index
-----                -------              ----------

 6/89                $10,000               $10,000
12/89                 11,064                11,301
12/89                 11,031                10,952
12/91                 15,492                14,287
12/92                 16,594                15,375
12/93                 17,699                16,925
12/94                 17,727                17,149
12/95                 23,541                23,595
12/96                 28,294                29,014
12/97                 35,407                38,694
12/98                 42,248                49,751
 6/99                 50,077                55,911


The Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 843 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


10 Growth Fund

Over the first half of 1999, the Equity Index Fund continued to closely track the performance of the S&P 500 Index before fees. The Fund posted a 12.17% return versus the Index return of 12.38%.

Blue chips and high-flying Internet stocks led the way during the first quarter. The addition of America Online to the S&P 500 Index was one of the core leaders with a surge of more than 90% in the quarter. Reflecting the eclipse of the old growth stocks for the new, AOL surpassed Coca-Cola in market value. Mergers also continued to give the market a lift during the first half of 1999, as BP Amoco acquired Atlantic Richfield, Bank-Boston and Fleet agreed to merge, and the AT&T-TCI deal was completed.

During the second quarter, interest rates rose over concerns that robust economic growth would increase inflationary pressure. The strong economy helped the long-overlooked cyclical sector to outperform other industries and enabled the financial sector to rebound from the lows of last October. In contrast, the technology sector experienced some weakness during the second quarter.

Overall, the largest 15 companies in the S&P 500 generated mixed performance in the first half of 1999. Citigroup, Microsoft, Cisco, and IBM led the way posting in excess of 30% returns, while Pfizer and Coca-Cola had negative returns. Consistent with the Fund's investment objective, the managers will continue to seek to mirror the returns of the S&P 500 Index.


                          Average Annual Total Returns

Years ended June 30, 1999                1 Year      5 Years     Life of Fund

Equity Index Funds                       22.61%       27.14%        20.99%

S&P 500(R) Index                         22.76%       27.87%        21.64%

Lipper S&P 500(R) Index Funds Average    22.18%       27.31%        21.19%


                   Growth of a $10,000 Investment Since 1990

                           [LINE GRAPH APPEARS HERE]

                   Equity               S&P
                   Index               500(R)
 Date               Fund               Index
-----            ---------           ----------

 9/90            $ 10,000            $ 10,000
12/90              10,890              10,896
12/91              14,065              14,216
12/92              15,083              15,299
12/93              16,522              16,841
12/94              16,697              17,047
12/95              22,735              23,476
12/96              27,807              28,866
12/97              36,819              38,437
12/98              47,253              49,430
 6/99              53,063              55,625


The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P500(R) Index Funds Average is a non-weighted average of 100 funds within the S&P500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Banking                          9%
Pharmaceuticals                  9%
Telephone Systems                9%
Computer Software & Processing   8%
Computers & Information          7%
Oil & Gas                        6%
Retailers                        6%
Beverages, Food & Tobacco        6%
Industrial - Diversified         4%
Other                           36%


                                                            Equity Index Fund 11

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.


The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.

The year began with a certain confidence in the stability of the domestic economy. Agency, corporate, and mortgage-backed bonds rallied, encouraging investors to take advantage of bond yield premiums that had been de-emphasized during the Treasury rally of 1998. However, the economy grew more rapidly than predicted and patterns of inflation, such as increasing commodity prices, became evident. By the end of the second quarter the Federal Reserve raised interest rates 0.25% against the threat of inflation. As the quarter progressed most sectors tended to decline in value, treasuries suffering the greatest losses. On the other hand, emerging markets showed signs of life in the second quarter and a few emerging markets bonds made their debut as stand out performers.

The second quarter marked the first time in two years in which some foreign markets outperformed the U.S. bond market. Throughout Asia, economic recovery was evident and interest rates fell. Japan's economy, in particular, showed great signs of recovery throughout the first half of this year, inspiring enthusiasm among international investors. Latin America also fared well, the most significant performers being Mexico and Brazil, both in the process of economic recovery.

As a group, however, foreign markets underperformed the U.S. bond market in the second quarter, the major culprit being Europe, where a backup in interest rates has been significant. Introduced on January 1, the new European currency, the "euro", lost 13% of its value against the dollar within six months. Many European bonds sold at a great dis

                            [TIMELINE APPEARS HERE]

[GRAPHIC APPEARS HERE] 1999 JAN

The new European Currency is introduced. Over the course of six months, the euro loses 13% of its value against the dollar.

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

[GRAPHIC APPEARS HERE] FEB

Investors take a cautious stance toward the rapidly growing economy and the threat of an increase in interest rates by favoring the money market and U.S. Treasuries.

MAR

Corporate and securitized spreads widen, due principally to the high rate of net new issuance from companies such as Sprint, Conoco, and Ford.


12 Bond & Money Market Overview
count to American bonds, yet it appears unlikely that the European Central Bank will tighten its monetary policy in the near future. A highly probable source of the foreign market's underperformance is the Japanese selling of euro-denominated issues in the face of the significant weakness of the euro against both the dollar and the yen.

Although the Federal Reserve announced their decision to adopt a neutral bias in conjunction with an increase in interest rates in late June, they are on the lookout for signs that the domestic economy is strengthening, in which case a more forceful bias will be in order. The record pace of corporate bond issuance displayed late in the second quarter is one indicator that the economy is, in fact, continuing to strengthen. The high rate of net new issuance, higher than the total for any previous year with the exception of last year's, has been the largest force in widening corporate and securitized spreads. The predominance of "mega" issues, such as the Ford and earlier AT&T issues, has also tended to reduce liquidity in the broader corporate market as more money is drawn to relatively few large and liquid issues.

The money market also struggled as a result of the volatile economy but managed to outperform the bond market. Ultimately, it was the very strength of the economy that worried investors and the Federal Reserve about the potential for higher inflation. The domestic economy turned out to be more resilient than predicted. Housing and auto sales remained strong and corporate fundamentals remained positive. Investors remained defensive against rising interest rates over the last quarter and were rewarded by turning their attention to the general security of the money market.

Looking ahead in the U.S. economy, interest rates appear to be near the top of their projected trading range. Although corporate fundamentals remain positive, corporate spreads are likely to experience volatility in expectation of large new issues from companies such as Ford. Many foreign economies are in the process of recovery, their bond markets benefiting from increasing investor enthusiasm. Overall, the bond market seems to be in the process of gaining stability. However, investors are remaining cautious and could favor U.S. Treasuries.


                            [TIMELINE APPEARS HERE]

APR [GRAPHIC APPEARS HERE]

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

MAY [GRAPHIC APPEARS HERE]

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

JUN [GRAPHIC APPEARS HERE]

In response to rapid economic growth, the Federal Reserve combines a neutral bias with a 0.25% raise in interest rates to guard against inflation.




                                                 Bond & Money Market Overview 13

The Investment Grade Income fund posted a return of -1.67% for the first half of the year compared to the -1.38% return of the Lehman Brothers Aggregate Bond Index for the same period.

The first half of 1999 was a turbulent time for the U.S. bond market. As confidence slowly returned to the market, investors moved away from the safety of Treasuries and back into a variety of "spread" assets such as Government Agency paper, corporate bonds, and mortgage-backed securities. This increase in demand caused spreads to narrow and bond prices to rise. However, the economy once again proved to be more resilient than many forecasters predicted. Responding to a succession of strong economic indicators, interest rates rose in anticipation of a monetary policy tightening. Yields for intermediate Treasuries fluctuated 1.40% and ended the period more than 1.10% higher than they started the year.

The overall rise in interest rates caused the bond market to post a negative return for the period. (Bond prices move in the opposite direction to interest rates.) In addition, the yield advantage of spread assets failed to materialize as volatility continued to plague the market.

Looking ahead, the Fund's manager remains cautious. Interest rates appear to be near the top of their projected trading range. However, corporate spreads are likely to remain volatile in expectation of large new issues from companies such as Ford. In light of this, the Fund's manager has a slightly higher than normal allocation of U.S. Treasuries which can be swapped into corporate bonds if a good buying opportunity appears.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:

                            [GRAPHIC APPEARS HERE]

U.S. Goverment and Agency Obligations           49%
Corporate Notes and Bonds                       35%
Asset-Backed and Mortgage-Backed Securities     13%
Commercial Paper                                 2%
Other                                            1%


                          Average Annual Total Returns

 Years ended June 30, 1999             1 Year       5 Years      10 Years

 Investment Grade Income Fund           2.13%        7.44%         8.05%

 Lehman Brothers Aggregate Bond Index   3.13%        7.82%         8.15%

 Lipper Intermediate Investment
 Grade Funds Average                    2.00%        6.90%         7.38%


                    Growth of a $10,000 Investment Since 1989

                           [LINE CHART APPEARS HERE]

                                             Lehman
                             Investment     Brothers
                               Grade       Aggregate
                               Income         Bond
                                Fund         Index
                             ----------    ----------

                   6/89       $10,000       $10,000
                  12/89        10,418        10,488
                  12/90        11,253        11,426
                  12/91        13,137        13,251
                  12/92        14,232        14,234
                  12/93        15,770        15,622
                  12/94        15,303        15,167
                  12/95        18,034        17,968
                  12/96        18,675        18,618
                  12/97        20,440        20,149
                  12/98        22,069        22,192
                   6/99        21,701        21,884


The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 254 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


14 Investment Grade Income Fund

For the first half of the year, the Government Bond Fund returned -0.69%, underperforming its benchmark, the Lehman Intermediate Government Bond Index, which returned -0.46%.

During the first and second quarters, the bond market was challenged by rising interest rates and a resilient economy. As a result, Treasury yields rose and "spread sectors" (agency and mortgage-backed securities) widened. Mort-gage-backed securities performed well during the first quarter only to give back their outperformance during the second quarter. Investor demand for mortgage-backed securities waned and durations extended with the rise in interest rates. In an effort to offset several months of rapid prepayments, the Fund's manager purchased additional mortgage-backed securities at relatively attractive prices in an effort to maintain a 13% to 15% allocation to this sector.

The Fund underperformed its benchmark for the first half of the year because of its greater allocation to Agency paper and mortgage-backed securities. However, the Fund's manager views this as a buying opportunity, and plans to purchase additional agency issues in an effort to increase the weighting in this sector to approximately 30% by the end of the third quarter. The Fund's manager continues to employ the core strategy of overweighting agencies and utilizing mortgage- and asset-backed securities to add higher yielding securities to the portfolio.


                          Average Annual Total Returns

Years ended June 30, 1999                   1 Year      5 Years     Life of Fund

 Government Bond Fund                        3.61%        6.18%         6.44%

 Lehman Intermediate Government Bond Index   4.43%        6.87%         6.82%

 Lipper Short-Intermediate
 U.S. Government Funds Average               3.34%        5.87%         6.04%



                   Growth of a $10,000 Investment Since 1991

                           [LINE GRAPH APPEARS HERE]

                                                Lehman
                                             Intermediate
                     Government               Government
                        Bond                     Bond
 Date                   Fund                     Index
-----                ----------              ------------

 8/91                  $10,000                  $10,000
12/91                   10,727                   10,660
12/92                   11,434                   11,399
12/93                   12,292                   12,330
12/94                   12,184                   12,114
12/95                   13,775                   13,860
12/96                   14,259                   14,423
12/97                   15,269                   15,537
12/98                   16,441                   16,856
 6/99                   16,328                   16,783


The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 96 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

U.S. Government and Agency Obligations          90%
Asset-Backed and Mortgage-Backed Securities      9%
Other                                            1%


                                                         Government Bond Fund 15

The Money Market Fund posted a 2.43% return for the six month period ending June 30, 1999, outperforming the IBC/Donoghue First Tier Money Market Index's return of 2.13% for the same period.

The first quarter was turbulent for the U.S. bond market. However, economic statistics released during the quarter presented evidence that the domestic economy was more resilient than previously believed. Housing and auto sales remained robust, unemployment reached historically low levels and inflation remained subdued.

During the second quarter, investors continued to face volatile interest rates. Strong economic indicators released during the quarter led to a dramatic rise in interest rates. The rise in bond yields this year occurred despite few signs of any change in the underlying rate of inflation.

In late June, the Federal Reserve tightened monetary policy by 0.25% to 5% in an effort to slow the economy. Still, economic indicators are suggesting further strength ahead. The housing market maintains considerable strength despite rising mortgage rates. Consumer confidence is high and fosters a continuation of consumer demand. Fed officials will remain on guard against inflation and have demonstrated that they are willing to fine tune policy quickly.

The portfolio will continue to emphasize commercial paper holdings and short/medium term notes as corporate fundamentals remain positive. Maximum liquidity will be provided by a combination of agency securities and repurchase agreements without sacrificing yield. The portfolio's average weighted maturity will be structured between 65-80 days as stable cash flows enable the portfolio to capitalize on steep yield curve opportunities.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.


                             Portfolio Composition

As of June 30, 1999, the sector allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Commercial Paper                        39%
Corporate Notes and Bonds               31%
U.S. Government and Agency Obligations  11%
Certificates of Deposit                 10%
Municipal Bonds                          4%
Other                                    5%


                          Average Annual Total Returns

 Years ended June 30, 1999              1 Year      5 Years        10 Years

 Money Market Fund                      5.19%        5.38%          5.40%

 IBC/Donoghue First Tier
 Money Market Index                     4.61%        4.93%          4.98%

 Lipper Money Market Funds Average      4.51%        4.90%          4.98%


                       Average Yields as of June 30, 1999

Money Market Fund 7-Day Yield                                       4.68%


                   Growth of a $10,000 Investment Since 1989

                           [LINE GRAPH APPEARS HERE]

                                                    IBC/
                                                  Donoghue
                                     Money         Money
                                     Market        Market
                       Date           Fund         Index
                       -----         ------       --------
                       6/89        $ 10,000      $ 10,000
                       12/89         10,426        10,421
                       12/90         11,278        11,235
                       12/91         11,981        11,873
                       12/92         12,435        12,268
                       12/93         12,807        12,591
                       12/94         13,311        13,056
                       12/95         14,088        13,766
                       12/96         14,843        14,438
                       12/97         15,654        15,161
                       12/98         16,517        15,913
                       6/99          16,918        16,252


The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 317 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

16 Money Market Fund

                         Select Aggressive Growth Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 99.3%

         Computer Software & Processing - 16.2%
 642,100 Acclaim Entertainment, Inc.*             $ 4,093,378
 104,000 Advantage Learning Systems, Inc.*          2,301,000
 154,800 BMC Software, Inc.*                        8,359,200
 156,800 Citrix Systems, Inc.*                      8,859,200
 324,200 Compuware Corp.*                          10,313,613
  71,800 Electronics for Imaging, Inc.*             3,688,725
 241,800 IMRglobal Corp.*                           4,654,650
  65,000 Jack Henry & Associates, Inc.              2,551,250
 105,000 Microsoft Corp.*                           9,469,688
 176,000 Rational Software Corp.*                   5,797,000
  37,700 SEI Investment Co.                         3,327,025
 223,678 Siebel Systems, Inc.*                     14,846,627
 879,700 Sybase, Inc.*                              9,676,700
 337,700 Symantec Corp.*                            8,611,350
 351,200 Unisys Corp.*                             13,674,850
 216,600 Verity, Inc.*                             11,737,013
  66,400 Yahoo!, Inc.*                             11,437,400
                                                  -----------
                                                  133,398,669
                                                  -----------

         Retailers - 13.9%
 215,800 Abercrombie & Fitch Co., Class A*         10,358,400
 398,700 American Eagle Outfitters, Inc.*          18,140,850
 167,200 AnnTaylor Stores Corp.*                    7,524,000
 330,000 Best Buy Company, Inc.*                   22,275,000
 142,600 Federated Department Stores, Inc.*         7,548,888
 269,115 Intimate Brands, Inc.                     12,749,323
 262,000 Ross Stores, Inc.                         13,198,250
 400,800 TJX Cos., Inc.                            13,351,650
 223,400 Zale Corp.                                 8,936,000
                                                  -----------
                                                  114,082,361
                                                  -----------

         Computers & Information - 8.1%
 267,900 Apple Computer, Inc.*                     12,407,119
 148,000 Bell & Howell Co.*                         5,596,250
 214,200 Comverse Technology, Inc.*                16,172,100
 328,800 EMC Corp.*                                18,084,000
 246,400 Seagate Technology, Inc.*                  6,314,000
 271,000 Xircom, Inc.*                              8,146,938
                                                  -----------
                                                   66,720,407
                                                  -----------

         Electronics - 7.6%
  58,000 Cree Research, Inc.*                       4,462,375
  66,500 CTS Corp.                                  4,655,000
 258,900 Power Integrations, Inc.*                 18,932,063
 183,300 RF Micro Devices, Inc.*                   13,678,763
  59,300 Sanmina Corp.*                             4,499,388
 246,700 Vitesse Semiconductor Corp.*              16,636,831
                                                  -----------
                                                   62,864,420
                                                  -----------

         Medical Supplies - 5.7%
  96,600 Allergan, Inc.                            10,722,600
  71,800 Danaher Corp.                              4,173,375
 281,600 VISX, Inc.*                               22,299,200
 187,400 Waters Corp.*                              9,955,625
                                                  -----------
                                                   47,150,800
                                                  -----------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Heavy Machinery - 5.5%
 127,200 Briggs & Stratton Corp.                              $7,345,800
 169,500 Dycom Industries, Inc.*                               9,492,000
 152,700 Ingersoll Rand Co.                                    9,868,238
   3,750 Manitowoc, Inc.                                         156,094
 164,000 United Technologies Corp.                            11,756,750
 163,400 York International Corp.                              6,995,563
                                                              ----------
                                                              45,614,445
                                                              ----------
         Pharmaceuticals - 5.2%
 212,700 Alpharma, Inc., Class A                               7,564,144
 151,000 Amerisource Health Corp., Class A*                    3,850,500
 116,900 Andrx Corp.*                                          9,015,913
 115,000 Biogen, Inc.*                                         7,395,938
 270,150 Medicis Pharmaceutical, Class A*                      6,855,056
 119,300 Medimmune, Inc.*                                      8,082,575
                                                              ----------
                                                              42,764,126
                                                              ----------
         Home Construction, Furnishings & Appliances - 4.1%
 319,400 Furniture Brands International, Inc.*                 8,903,275
  49,000 LADD Furniture, Inc.*                                 1,029,000
 163,200 Maytag Corp.                                         11,373,000
 174,600 Owens Corning                                         6,001,875
 276,000 Pulte Corp.                                           6,365,250
                                                              ----------
                                                              33,672,400
                                                              ----------
         Financial Services - 3.0%
 180,600 Countrywide Credit Industries, Inc.                   7,720,650
 410,888 Metris Cos., Inc.                                    16,743,686
                                                              ----------
                                                              24,464,336
                                                              ----------
         Insurance - 2.6%
 129,600 Hartford Life, Inc., Class A                          6,820,200
  83,500 Pacificare Health Systems, Inc.*                      6,006,781
 225,500 Trigon Healthcare, Inc.*                              8,202,563
                                                              ----------
                                                              21,029,544
                                                              ----------
         Restaurants - 2.5%
 260,900 Brinker International, Inc.*                          7,093,219
 359,200 Darden Restaurants, Inc.                              7,835,050
 101,900 Tricon Global Restaurants, Inc.*                      5,515,338
                                                              ----------
                                                              20,443,607
                                                              ----------
         Textiles, Clothing & Fabrics - 2.3%
 248,200 Jones Apparel Group, Inc.*                            8,516,363
  91,200 K-Swiss, Inc., Class A                                4,240,800
  84,700 Tommy Hilfiger Corp.*                                 6,225,450
                                                              ----------
                                                              18,982,613
                                                              ----------
         Transportation - 2.2%
 298,500 Avis Rent A Car, Inc.*                                8,693,813
 159,300 Hertz Corp., Class A                                  9,876,600
                                                              ----------
                                                              18,570,413
                                                              ----------

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                             Value
  Shares                                   (Note 2)
-----------------------------------------------------
         Aerospace & Defense - 2.2%
 176,200 Gulfstream Areospace Corp.*      $11,904,513
  80,800 Textron, Inc.                      6,650,850
                                          -----------
                                           18,555,363
                                          -----------

         Communications - 2.0%
 247,400 Tellabs, Inc.*                    16,714,963
                                          -----------

         Forest Products & Paper - 2.0%
 183,500 Boise Cascade Corp.                7,890,500
 184,600 Georgia-Pacific Corp.              8,745,425
                                          -----------
                                           16,635,925
                                          -----------

         Automotive - 1.9%
 128,400 Arvin Industries, Inc.             4,863,150
  36,800 General Motors Corp.               2,428,800
  30,000 Meritor Automotive, Inc.             765,000
 145,100 Navistar International Corp.*      7,255,000
                                          -----------
                                           15,311,950
                                          -----------

         Commercial Services - 1.8%
 197,800 Labor Ready, Inc.                  6,428,500
 133,700 Ogden Corp.                        3,601,544
 107,200 Quintiles Transnational Corp.*     4,502,400
                                          -----------
                                           14,532,444
                                          -----------

         Telephone Systems - 1.5%
 103,600 Exodus Communications, Inc.*      12,425,525
                                          -----------

         Chemicals - 1.4%
  95,700 Church & Dwight Co., Inc.          4,162,950
 222,300 Geon Co.                           7,169,175
                                          -----------
                                           11,332,125
                                          -----------

         Building Materials - 1.2%
 150,300 Southdown, Inc.                    9,656,775
                                          -----------

         Health Care Providers - 1.1%
   1,908 Coram Healthcare Corp.*                3,339
 128,000 Laser Vision Centers, Inc.*        8,064,000
  41,000 Lincare Holdings, Inc.*            1,025,000
                                          -----------
                                            9,092,339
                                          -----------

                                                         Value
     Shares                                             (Note 2)
-------------------------------------------------------------------
             Metals - 1.1%
     283,800 CommScope, Inc.*                         $  8,726,850
                                                      ------------

             Media-Broadcasting & Publishing - 1.0%
     416,900 Valuevision International, Inc.*            8,285,888
                                                      ------------

             Heavy Construction - 0.9%
     319,300 Lennar Corp.                                7,663,200
                                                      ------------

             Beverages, Food & Tobacco - 0.7%
     247,600 IBP, Inc.                                   5,880,500
                                                      ------------

             Banking - 0.6%
     136,200 Net.B@Nk, Inc.*                             5,175,600
                                                      ------------

             Advertising - 0.5%
      48,000 DoubleClick, Inc.*                          4,404,000
                                                      ------------

             Airlines - 0.5%
      95,500 Alaska Air Group, Inc.*                     3,987,125
                                                      ------------

             Total Common Stocks                       818,138,713
                                                      ------------
             (Cost $552,321,641)
  Par Value
  ---------
 COMMERCIAL PAPER (A) - 1.1%

             Financial Services - 1.1%
 $8,860,000  Associates Corp. of North America
             5.65%, 07/01/99                             8,858,609
                                                      ------------
             Total Commercial Paper                      8,858,609
                                                      ------------
             (Cost $8,858,609)

 Total Investments - 100.4%                            826,997,322
                                                      ------------
 (Cost $561,180,250)
 Net Other Assets and Liabilities - (0.4)%              (3,410,776)
                                                      ------------
 Total Net Assets - 100.0%                            $823,586,546
                                                      ============

------------------
*   Non-income producing security.
(A) Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $561,254,787. Net unrealized appreciation (depreciation) aggregated $265,742,535, of which $293,685,623 related to appreciated investment securi-ties and $27,943,088 related to depreciated investment securities.

OTHER INFORMATION
For the period ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $207,403,449 and $260,986,210 of non-governmental issuers, respectively.

At June 30, 1999, the value of the securities loaned amounted to $54,902,200. The value of collateral amounted to $56,381,800 which consisted of cash equiva-lents (note 2).

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Value
    Shares                                            (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 95.3%
            Australia - 5.0%
    34,000  Brambles Industries, Ltd.                $  893,143
   510,670  National Australia Bank Ltd.              8,426,361
 1,152,781  News Corp., Ltd.                          9,807,515
   966,300  Telstra Corp.                             5,521,245
   468,917  Westpac Banking Corp.                     3,033,049
                                                     ----------
                                                     27,681,313
                                                     ----------
            Denmark - 0.5%
    52,200  Tele Danmark                              2,561,449
                                                     ----------
            France - 8.1%
    47,357  Alcatel Alsthom                           6,666,218
    84,270  Axa                                      10,280,645
    74,460  Michelin, Class B                         3,046,129
    76,170  Total SA, Class B                         9,826,616
   184,541  Vivendi                                  14,948,626
                                                     ----------
                                                     44,768,234
                                                     ----------
            Germany - 9.3%
     7,899  Bayerische Motoren Werke (BMW) AG*        5,433,261
   178,035  Hoechst AG                                8,059,947
    83,530  HypoVereinsbank                           5,426,819
   154,055  Mannesmann AG                            22,988,303
   114,260  Veba AG                                   6,716,328
     6,172  Viag AG                                   2,915,103
                                                     ----------
                                                     51,539,761
                                                     ----------
            Italy - 2.8%
   575,970  ENI                                       3,439,059
 1,155,152  Telecom Italia                           12,007,805
                                                     ----------
                                                     15,446,864
                                                     ----------
            Japan - 15.5%
   468,000  Canon, Inc.                              13,463,190
   133,000  Fuji Photo Film                           5,035,460
   109,000  Honda Motor Co., Ltd.                     4,622,385
   259,500  Kao Corp.                                 7,293,533
    12,700  Keyence Corp.                             2,223,576
   107,000  Murata Manufacturing Co. Ltd.             7,040,750
     7,350  NTT Mobile Communication Network, Inc.    9,964,454
    28,000  Rohm Co., Ltd.                            4,386,211
   205,000  Shiseido Co., Ltd.                        3,074,078
   127,500  Sony Corp.                               13,754,445
   310,000  Takeda Chemical Industries, Ltd.         14,376,281
                                                     ----------
                                                     85,234,363
                                                     ----------
            Malaysia - 0.1%
   349,000  Hume Industries, Berhad                     431,608
                                                     ----------

                                                          Value
    Shares                                              (Note 2)
------------------------------------------------------------------
            Netherlands - 8.6%
   209,412  ABN-Amro Holdings                          $ 4,535,064
   175,495  Elsevier NV                                  2,036,005
   331,092  ING Groep NV                                17,925,486
   207,545  Koninklijke Ahold, NV                        7,148,597
   147,885  Koninklijke KPN, NV                          6,939,016
   101,700  Royal Dutch Petroleum Co.                    5,957,057
   129,160  TNT Post Group, NV                           3,083,488
                                                       -----------
                                                        47,624,713
                                                       -----------
            New Zealand - 0.2%
   221,966  Telecom Corp. of New Zealand, Ltd.             950,569
                                                       -----------
            Portugal - 0.3%
    87,317  Electricidade de Portugal                    1,572,195
                                                       -----------
            Singapore - 2.0%
   583,900  Development Bank of Singapore                7,130,762
   240,000  Singapore Press Holdings, Ltd.               4,086,432
                                                       -----------
                                                        11,217,194
                                                       -----------
            South Korea - 0.4%
    57,475  Korea Telecom Corp., Sponsored ADR*          2,299,000
                                                       -----------
            Spain - 2.4%
   695,214  Banco de Santander*                          7,241,071
   120,710  Telefonica S.A.*                             5,814,557
                                                       -----------
                                                        13,055,628
                                                       -----------
            Sweden - 0.3%
    43,900  Ericsson AB                                  1,408,725
                                                       -----------
            Switzerland - 10.1%
     4,225  Alusuisse Lonza Holdings, Registered*        4,925,814
     6,105  Nestle SA                                   11,002,513
     7,094  Novartis AG                                 10,361,202
     8,970  Roche Holdings AG                            9,222,790
     5,425  Schweiz Ruckverisch, Registered             10,332,004
    32,920  Union Bank of Switzerland                    9,828,131
                                                       -----------
                                                        55,672,454
                                                       -----------
            Thailand - 0.3%
   489,900  Bangkok Bank Public Co., Ltd.*               1,832,128
                                                       -----------
            United Kingdom - 29.4%
   712,525  Allied Zurich, Plc                           8,899,509
   396,100  Barclays Bank, Plc                          11,542,790
   692,575  British American Tobacco Industries, Plc     6,461,863
 1,413,200  BTR Siebe, Plc, Sponsored ADR                6,692,915
   678,500  Cable & Wireless, Plc                        8,634,998
   769,960  Cadbury Schweppes, Plc                       4,914,655
   746,290  Diageo Plc.                                  7,774,625

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                         Value
  Shares                               (Note 2)
------------------------------------------------
         United Kingdom (continued)
 239,631 EMI Group, Plc               $1,924,213
 411,675 Glaxo Wellcome, Plc          11,432,174
 544,610 Granada Group, Plc           10,162,640
  84,800 HSBC Holdings, Plc            3,092,936
 340,440 Kingfisher, Plc               3,919,486
 891,000 Ladbroke Group, Plc           3,535,221
 740,840 Lloyds TSB Group, Plc        10,012,156
 124,178 National Power, Plc             908,089
 244,135 National Westminster, Plc     5,171,268
 122,070 Pearson, Plc                  2,468,329
 837,500 Prudential Corp., Plc        12,394,246
  87,730 Railtrack Group, Plc          1,789,166
 140,600 Safeway, Plc                    563,947


                                                     Value
    Shares                                          (Note 2)
--------------------------------------------------------------
            United Kingdom (continued)
 1,459,262  Shell Transportation & Trading, Plc   $ 10,935,855
   438,750  TI Group, Plc                            2,956,122
   882,100  Vodafone Group, Plc                     17,433,472
    97,149  WPP Group, Plc                             821,443
   209,150  Zeneca Group, Plc                        8,102,304
                                                  ------------
                                                   162,544,422
                                                  ------------
            Total Common Stocks                    525,840,620
                                                  ------------
            (Cost $401,782,295)
 Total Investments - 95.3%                         525,840,620
                                                  ------------
 (Cost $401,782,295)
 Net Other Assets and Liabilities - 4.7%            25,669,007
                                                  ------------
 Total Net Assets - 100.0%                        $551,509,627
                                                  ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry Concentration
   of Common Stocks
as a Percentage of Net
        Assets:

Banking                     15.3%
Telephone Systems           13.1
Pharmaceuticals              9.7
Insurance                    7.6
Electronics                  5.7
Beverages, Food & Tobacco    5.6
Oil & Gas                    5.5
Media - Broadcasting &
 Publishing                  5.2
Industrial - Diversified     5.0
Heavy Machinery              4.2
Chemicals                    2.9
Automotive                   2.4
Communications               2.0
Financial Services           1.8
Electrical Equipment         1.7
Electric Utilities           1.7
Cosmetics & Personal Care    1.3
Food Retailers               1.3
Entertainment & Leisure      1.0
Metals                       0.9
Retailers                    0.7
Transportation               0.5
Advertising                  0.1
Building Materials           0.1
                           ------
                            95.3%
                           ======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                    Unrealized
  Currency     Contracts To Settlement Contracts At  In Exchange   Appreciation
    Value        Deliver      Dates       Value      for U.S. $   (Depreciation)
  --------     ------------ ---------- ------------  -----------  --------------
      189,301      GBP       07/01/99   $   300,950   $   298,340   $   2,610
  793,512,000      JPY       07/02/99     6,700,828     6,561,493     139,335
   34,626,230      JPY       07/02/99       285,766       286,322        (556)
1,373,970,000      JPY       07/21/99    11,723,294    11,392,881     330,413
  779,403,000      JPY       08/18/99     6,452,012     6,489,657     (37,645)
  705,704,000      JPY       08/24/99     5,733,701     5,881,275    (147,574)
  530,701,000      JPY       08/31/99     4,408,475     4,427,510     (19,035)
  599,357,000      JPY       09/09/99     4,993,330     5,007,360     (14,030)
1,130,260,000      JPY       09/16/99     9,653,535     9,453,212     200,323
                                       -----------   -----------    ---------
                                        $50,251,891   $49,798,050   $ 453,841
                                       ===========   ===========    =========

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

 Currency    Contracts To Settlement Contracts At In Exchange  Unrealized
   Value       Deliver      Dates       Value     for U.S. $  Appreciation
 --------    ------------ ---------- ------------ ----------- ------------
193,265,000      JPY       07/02/99   $1,588,501   $1,598,094  $   9,593
600,247,000      JPY       07/02/99    4,929,553    4,963,399     33,846
                                      ----------  ----------   ---------
                                      $6,518,054   $6,561,493  $  43,439
                                      ==========  ==========   =========

------------------
GBP Great British Pounds
JPY Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $400,223,995. Net unrealized appreciation (depreciation) aggregated $125,616,625, of which $137,864,023 related to appreciated investment securi-ties and $12,247,398 related to depreciated investment securities.




OTHER INFORMATION
For the period ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $47,040,913 and $31,340,502 of non-governmental issuers, respectively.

At June 30, 1999, the value of the securities loaned amounted to $12,284,898. The value of collateral amounted to $12,864,715 which consisted of cash equiva-lents (note 2).

                       See Notes to Financial Statements.
--------------------------------------------

                                  Growth Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
 COMMON STOCKS - 100.0%
         Telephone Systems - 10.5%
 140,800 Ameritech Corp.                              $10,348,800
 264,130 AT&T Corp.                                    14,741,756
 382,082 AT&T Corp. - Liberty Media Group, Class A*    14,041,514
 362,186 MCI WorldCom, Inc.*                           31,238,543
       1 Qwest Communications International, Inc.*             33
 161,800 SBC Communications, Inc.                       9,384,400
 219,900 Sprint Corp.                                  11,613,469
  55,050 Sprint Corp. (PCS Group)*                      3,144,731
  52,550 Vodafone AirTouch PLC                         10,352,350
                                                      -----------
                                                      104,865,596
                                                      -----------
         Insurance - 10.0%
 433,800 Ace, Ltd.                                     12,254,850
 124,500 Aetna, Inc.                                   11,134,969
 287,680 Allstate Corp.                                10,320,520
 163,800 AMBAC, Inc.                                    9,357,075
 249,400 AON Corp.                                     10,287,750
 241,600 Conseco, Inc.                                  7,353,700
 185,400 Everest Reinsurance Holdings, Inc.             6,048,675
 167,600 MBIA, Inc.                                    10,852,100
 355,700 Travelers Property Casualty Corp.             13,916,763
 143,900 XL Captial, Ltd.                               8,130,350
                                                      -----------
                                                       99,656,752
                                                      -----------
         Computer Software & Processing - 8.2%
 114,300 America Online, Inc.*                         12,630,150
 150,638 At Home Corp., Class A*                        8,125,037
  99,600 BMC Software, Inc.*                            5,378,400
 530,100 Microsoft Corp.*                              47,808,394
 188,100 Unisys Corp.*                                  7,324,144
                                                      -----------
                                                       81,266,125
                                                      -----------
         Banking - 8.2%
 240,600 Bank of America Corp.                         17,638,988
 194,300 Bank One Corp.                                11,572,994
 149,700 BankBoston Corp.                               7,653,413
  65,300 Chase Manhattan Corp.                          5,656,613
 228,750 Citigroup, Inc.                               10,865,625
 263,900 Household International, Inc.                 12,502,263
  86,900 KeyCorp                                        2,791,663
  80,700 PNC Bank Corp.                                 4,650,338
 180,900 Wells Fargo Co.                                7,733,475
                                                      -----------
                                                       81,065,372
                                                      -----------
         Oil & Gas - 7.6%
  71,800 Atlantic Richfield Co.                         5,999,788
 149,100 BJ Services Co.*                               4,389,131
 112,600 Chevron Corp.                                 10,718,113
 242,800 Coastal Corp.                                  9,712,000
 322,200 Royal Dutch Petroleum Co.                     19,412,550
 116,800 Texaco, Inc.                                   7,300,000
 177,100 Tosco Corp.                                    4,593,531
 203,700 Total SA, ADR*                                13,125,919
                                                      -----------
                                                       75,251,032
                                                      -----------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Retailers - 6.4%
 312,500 Consolidated Stores Corp.*                   $8,437,500
 169,100 CVS Corp.                                     8,581,825
 142,500 Dayton-Hudson Corp.                           9,262,500
 173,300 Dollar General Corp.                          5,025,700
 178,600 Kroger Co.*                                   4,989,638
 201,600 Office Depot, Inc.*                           4,447,800
 157,000 Tandy Corp.                                   7,673,375
 304,200 Wal-Mart Stores, Inc.                        14,677,650
                                                      ----------
                                                      63,095,988
                                                      ----------
         Pharmaceuticals - 5.9%
 139,100 Abbott Laboratories                           6,329,050
 147,060 Bristol-Myers Squibb Co.                     10,358,539
  75,400 Lilly (Eli) & Co.                             5,400,525
 242,000 Merck & Co., Inc.                            17,908,000
 147,000 Mylan Laboratories, Inc.                      3,895,500
  60,000 Pfizer, Inc.                                  6,585,000
 109,400 Warner-Lambert Co.                            7,589,625
                                                      ----------
                                                      58,066,239
                                                      ----------
         Media-Broadcasting & Publishing - 5.0%
 107,000 Clear Channel Communications, Inc.*           7,376,313
 238,400 Fox Entertainment Group, Class A*             6,421,900
 295,500 Infinity Broadasting Corp., Class A*          8,791,125
 120,500 MediaOne Group, Inc.*                         8,962,188
 278,900 News Corp., Ltd., Sponsored ADR, Preferred    8,802,781
 125,100 Time Warner, Inc.                             9,194,850
                                                      ----------
                                                      49,549,157
                                                      ----------
         Computers & Information - 4.7%
 341,750 Cisco Systems, Inc.*                         22,042,875
  85,300 Dell Computer Corp.*                          3,156,100
  59,600 Hewlett-Packard Co.                           5,989,800
 112,900 International Business Machines Corp.        14,592,325
  40,500 Quantum Corp.*                                  977,063
                                                      ----------
                                                      46,758,163
                                                      ----------
         Communications - 4.6%
 116,700 ADC Telecommunications, Inc.*                 5,317,130
 164,400 General Instrument Corp.*                     6,987,000
  85,400 Nortel Networks Corp.                         7,413,788
 112,800 Qualcomm, Inc.*                              16,186,800
 142,800 Tellabs, Inc.*                                9,647,925
                                                      ----------
                                                      45,552,643
                                                      ----------
         Beverages, Food & Tobacco - 3.7%
  92,600 Anheuser-Busch Cos., Inc.                     6,568,813
 124,400 Coca-Cola Co.                                 7,775,000
  86,700 General Mills, Inc.                           6,968,513
 236,900 Nabisco Group Holdings Corp.                  4,634,356
 104,400 PepsiCo, Inc.                                 4,038,975
 131,900 Safeway, Inc.*                                6,529,050
                                                      ----------
                                                      36,514,707
                                                      ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                                  Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Heavy Machinery - 3.5%
 153,400 Case Corp.                                           $7,382,375
 186,800 Cummins Engine Co., Inc.                             10,670,950
 143,500 Parker-Hannifin Corp.                                 6,565,125
 240,500 York International Corp.                             10,296,406
                                                              ----------
                                                              34,914,856
                                                              ----------
         Automotive - 3.3%
 137,900 Dana Corp.                                            6,352,019
 201,400 Ford Motor Co.                                       11,366,513
 230,700 General Motors Corp.                                 15,226,200
                                                              ----------
                                                              32,944,732
                                                              ----------
         Electronics - 2.6%
 219,000 Intel Corp.                                          13,030,500
 129,700 Motorola, Inc.                                       12,289,075
                                                              ----------
                                                              25,319,575
                                                              ----------
         Commercial Services - 2.1%
 102,100 Halliburton Co.                                       4,620,025
 174,800 United Rentals, Inc.*                                 5,156,600
 209,745 Waste Management, Inc.                               11,273,794
                                                              ----------
                                                              21,050,419
                                                              ----------
         Chemicals - 2.1%
 168,300 Air Products & Chemicals, Inc.                        6,774,075
       1 Sealed Air Corp.*                                            65
 173,400 Solutia, Inc.                                         3,695,588
 538,700 W.R. Grace and Co.*                                   9,898,613
                                                              ----------
                                                              20,368,341
                                                              ----------
         Home Construction, Furnishings & Appliances - 2.0%
  91,100 Lowes Cos., Inc.                                      5,164,231
 436,800 Owens Corning                                        15,015,000
                                                              ----------
                                                              20,179,231
                                                              ----------
         Cosmetics & Personal Care - 1.6%
  76,200 Clorox Co.                                            8,139,113
 188,500 Gillette Co.                                          7,728,500
                                                              ----------
                                                              15,867,613
                                                              ----------

                                                           Value
  Shares                                                  (Note 2)
---------------------------------------------------------------------
         Electric Utilities - 1.6%
 124,800 Carolina Power & Light Co.                     $  5,343,000
 217,000 Energy East Corp.                                 5,642,000
 109,500 Peco Energy Co.                                   4,585,313
                                                        ------------
                                                          15,570,313
                                                        ------------
         Metals - 1.5%
 664,300 Engelhard Corp.                                  15,029,788
                                                        ------------
         Transportation - 1.1%
 167,400 Burlington Northern Santa Fe Corp.                5,189,400
 225,300 Ryder System, Inc.                                5,857,800
                                                        ------------
                                                          11,047,200
                                                        ------------
         Financial Services - 1.0%
 167,100 Freddie Mac                                       9,691,800
                                                        ------------
         Medical Supplies - 0.9%
 146,100 Baxter International, Inc.                        8,857,313
                                                        ------------
         Health Care Providers - 0.8%
 252,675 Health Management Associates, Inc., Class A*      2,842,594
 183,700 Lincare Holding, Inc.*                            4,592,500
                                                        ------------
                                                           7,435,094
                                                        ------------
         Household Products - 0.6%
 130,700 Rohm & Haas Co.                                   5,603,763
                                                        ------------
         Airlines - 0.5%
  68,000 AMR Corp.*                                        4,641,000
                                                        ------------
         Total Common Stocks                             990,162,812
                                                        ------------
         (Cost $738,741,075)
 Total Investments - 100.0%                              990,162,812
                                                        ------------
 (Cost $738,741,075)
 Net Other Assets and Liabilities - 0.0%                    (159,651)
                                                        ------------
 Total Net Assets - 100.0%                              $990,003,161
                                                        ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $740,611,999. Net unrealized appreciation (depreciation) aggregated $249,550,813, of which $265,496,947 related to appreciated investment securi-ties and $15,946,134 related to depreciated investment securities.

OTHER INFORMATION
For the period ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $480,359,722 and $517,008,274 of non-governmental issuers, respectively.

At June 30, 1999, the value of the securities loaned amounted to $71,168,678. The value of collateral amounted to $73,204,111 which consisted of cash equiva-lents (note 2).

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 98.5%

         Banking - 9.3%
   8,600 Amsouth Bancorp.                          $  199,413
  35,788 Associates First Capital Corp., Class A    1,585,856
  85,859 Bank of America Corp.                      6,294,538
  37,400 Bank of New York Co., Inc.                 1,372,113
  58,075 Bank One Corp.                             3,459,092
  14,600 BankBoston Corp.                             746,425
  15,400 BB&T Corp.                                   564,988
   9,737 Capital One Financial Corp.                  542,229
  41,552 Chase Manhattan Corp.                      3,599,442
 166,040 Citigroup, Inc.                            7,886,900
   7,650 Comerica, Inc.                               454,697
  13,275 Fifth Third Bancorp                          883,617
  47,496 First Union Corp.                          2,232,312
  32,400 Firstar Corp.                                907,200
  28,110 Fleet Financial Group, Inc.                1,247,381
   2,900 Golden West Financial Corp.                  284,200
  23,459 Household International, Inc.              1,111,370
  10,330 Huntington Bancshares, Inc.                  361,550
   8,700 J.P. Morgan & Co., Inc.                    1,222,350
  22,000 KeyCorp                                      706,750
  39,318 MBNA Corp.                                 1,204,114
  25,600 Mellon Bank Corp.                            931,200
   7,800 Mercantile Bancorp.                          445,575
  15,400 National City Corp.                        1,008,700
   5,500 Northern Trust Corp.                         533,500
  14,900 PNC Bank Corp.                               858,613
  11,000 Regions Financial Corp.                      422,813
   5,200 Republic New York Corp.                      354,575
   7,957 SLM Holding Corp.                            364,530
   8,200 Southtrust Corp.                             314,675
   7,900 State Street Corp.                           674,463
   8,300 Summit Bancorp                               347,044
  15,800 Suntrust Banks, Inc.                       1,097,113
  13,300 Synovus Financial Corp.                      264,338
   7,000 Union Planters Corp.                         312,813
  35,650 U.S. Bancorp.                              1,212,100
  10,000 Wachovia Corp.                               855,625
  29,283 Washington Mutual, Inc.                    1,035,886
  81,230 Wells Fargo Co.                            3,472,583
                                                   ----------
                                                   51,372,683
                                                   ----------

         Pharmaceuticals - 9.1%
  74,800 Abbott Laboratories                        3,403,400
   5,000 Alza Corp., Class A*                         254,375
  64,400 American Home Products Corp.               3,703,000
  25,200 Amgen, Inc.*                               1,534,050
  97,600 Bristol-Myers Squibb Co.                   6,874,700
  66,200 Johnson & Johnson                          6,487,600
  54,100 Lilly (Eli) & Co.                          3,874,913
 116,000 Merck & Co., Inc.                          8,584,000
  63,600 Pfizer, Inc.                               6,980,100
  24,980 Pharmacia & Upjohn, Inc.                   1,419,176
  72,400 Schering-Plough Corp.                      3,837,200
   4,900 Sigma Aldrich Corp.                          168,744

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
         Pharmaceuticals (continued)
  41,900 Warner-Lambert Co.                        $2,906,813
   4,600 Watson Pharmaceuticals, Inc.*                161,288
                                                   ----------
                                                   50,189,359
                                                   ----------

         Telephone Systems - 8.8%
  28,500 Airtouch Communications, Inc.*             3,063,750
  13,800 Alltel Corp.                                 986,700
  54,100 Ameritech Corp.                            3,976,350
 156,400 AT&T Corp.                                 8,729,075
  76,346 Bell Atlantic Corp.                        4,991,120
  93,000 BellSouth Corp.                            4,359,375
   6,900 CenturyTel, Inc.                             274,275
   8,500 Frontier Corp.                               501,500
  47,800 GTE Corp.                                  3,620,850
  91,577 MCI WorldCom, Inc.*                        7,898,516
  96,508 SBC Communications, Inc.                   5,597,464
  42,600 Sprint Corp.                               2,249,813
  21,600 Sprint Corp. (PCS Group)*                  1,233,900
  24,704 U.S. West, Inc.                            1,451,360
                                                   ----------
                                                   48,934,048
                                                   ----------

         Computer Software & Processing - 7.7%
  17,800 3Com Corp.*                                  475,038
   3,000 Adobe Systems, Inc.                          246,469
  53,404 America Online, Inc.*                      5,901,142
   2,800 Autodesk, Inc.                                82,775
  30,400 Automatic Data Processing, Inc.            1,337,600
  11,600 BMC Software, Inc.*                          626,400
   8,400 Cabletron Systems, Inc.*                     109,200
   7,000 Ceridian Corp.*                              228,813
  26,450 Computer Associates International, Inc.    1,454,750
   7,800 Computer Sciences Corp.*                     539,663
  18,000 Compuware Corp.*                             572,625
   3,900 Deluxe Corp.                                 151,856
  24,200 Electronic Data Systems Corp.              1,368,813
  15,600 IMS Health, Inc.                             487,500
 251,000 Microsoft Corp.*                          22,637,063
  16,400 Novell, Inc.*                                434,600
  70,680 Oracle Corp.*                              2,623,995
  13,200 Parametric Technology Corp.*                 183,150
  11,800 PeopleSoft, Inc.*                            203,550
   1,400 Shared Medical Systems Corp.                  91,350
  38,000 Sun Microsystems, Inc.*                    2,617,250
  13,200 Unisys Corp.*                                513,975
                                                   ----------
                                                   42,887,577
                                                   ----------

         Computers & Information - 7.3%
   7,800 Apple Computer, Inc.*                        361,238
 157,100 Cisco Systems, Inc.*                      10,132,950
  83,557 Compaq Computer Corp.                      1,979,256
   2,400 Data General Corp.*                           34,950
 124,600 Dell Computer Corp.*                       4,610,200
  49,800 EMC Corp.*                                 2,739,000
   7,630 Gateway 2000*                                450,170
  50,000 Hewlett-Packard Co.                        5,025,000

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
         Computers & Information (continued)
  89,200 International Business Machines Corp.    $11,529,100
  19,900 Minnesota Mining and Manufacturing Co.     1,730,056
  13,200 Pitney Bowes, Inc.                           848,100
  10,800 Seagate Technology, Inc.*                    276,750
   9,100 Silicon Graphics*                            149,013
  12,400 Solectron Corp.*                             826,925
                                                  -----------
                                                   40,692,708
                                                  -----------

         Oil & Gas - 6.2%
   4,500 Amerada Hess Corp.                           267,750
   6,000 Anadarko Petroleum Corp.                     220,875
   5,500 Apache Corp.                                 214,500
   3,500 Ashland, Inc.                                140,438
  15,900 Atlantic Richfield Co.                     1,328,644
   8,782 Burlington Resources, Inc.                   379,822
  32,300 Chevron Corp.                              3,074,556
  10,400 Coastal Corp.                                416,000
   4,000 Columbia Energy Group                        250,750
   4,800 Consolidated Natural Gas Co.                 291,600
   1,100 Eastern Enterprises                           43,725
  17,500 Enron Corp.                                1,430,625
 119,400 Exxon Corp.                                9,208,725
   2,400 Helmerich & Payne, Inc.                       57,150
   4,281 Kerr-Mcgee Corp.                             214,853
  38,500 Mobil Corp.                                3,811,500
   2,200 Nicor, Inc.                                   83,738
   1,500 Oneok, Inc.                                   47,625
   1,800 Peoples Energy Corp.                          67,838
  12,500 Phillips Petroleum Co.                       628,906
   3,900 Rowan Cos., Inc.*                             71,906
 105,400 Royal Dutch Petroleum Co.                  6,350,350
  26,900 Schlumberger, Ltd.                         1,713,194
   5,300 Sonat, Inc.                                  175,563
   4,400 Sunoco, Inc.                                 132,825
  26,400 Texaco, Inc.                               1,650,000
  12,381 Union Pacific Resources Group, Inc.          201,965
  11,800 Unocal Corp.                                 467,575
  15,100 USX-Marathon Group                           491,694
  21,200 Williams Companies, Inc.                     902,325
                                                  -----------
                                                   34,337,017
                                                  -----------

         Retailers - 6.1%
   2,700 Alberto-Culver Co., Class B                   71,888
  20,642 Albertson's, Inc.                          1,064,353
   7,200 Autozone, Inc.*                              216,900
   4,900 Circuit City Stores, Inc.                    455,700
   5,400 Consolidated Stores Corp.*                   145,800
  10,856 Costco Cos., Inc.*                           869,159
  19,200 CVS Corp.                                    981,600
  21,800 Dayton-Hudson Corp.                        1,417,000
   5,200 Dillards, Inc., Class A                      182,650
  10,850 Dollar General Corp.                         314,650
  10,200 Federated Department Stores, Inc.*           539,963
  42,250 Gap, Inc.*                                 2,128,344
   1,900 Great Atlantic & Pacific Tea Co.              64,244
   3,400 Harcourt General, Inc.                       175,313

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------
         Retailers (continued)
  72,898 Home Depot, Inc.                      $4,697,365
  12,900 J.C. Penney Co., Inc.                    626,456
  24,200 K Mart Corp.*                            397,788
   8,000 Kohls Corp.*                             617,500
  40,800 Kroger Co.*                            1,139,850
  10,500 Limited, Inc.                            476,438
   1,900 Longs Drug Stores Corp.                   65,669
  16,400 May Department Stores Co.                670,350
   7,000 Nordstrom, Inc.                          234,500
  18,200 Office Depot, Inc.*                      401,538
  12,600 Rite Aid Corp.                           310,275
  18,700 Sears Roebuck & Co.                      833,319
   8,300 Sherwin Williams Co.                     230,325
  22,700 Staples, Inc.*                           702,281
   9,600 Tandy Corp.                              469,200
  15,800 TJX Cos., Inc.                           526,338
  12,200 Toys "R" Us, Inc.*                       252,388
  49,200 Walgreen Co.                           1,445,250
 218,800 Wal-Mart Stores, Inc.                 10,557,100
   7,200 Winn-Dixie Stores, Inc.                  265,950
                                               ----------
                                               33,547,444
                                               ----------

         Beverages, Food & Tobacco - 5.5%
   1,800 Adolph Coors Co.                          89,100
  23,400 Anheuser-Busch Cos., Inc.              1,659,883
  28,790 Archer-Daniels-Midland Co.               444,446
  13,800 Bestfoods                                683,100
   3,300 Brown Forman Corp., Class B              215,119
  21,500 Campbell Soup Co.                        997,063
 121,300 Coca-Cola Co.                          7,581,250
  20,800 Coca-Cola Enterprises, Inc.              639,600
  24,000 Conagra, Inc.                            639,000
   7,600 General Mills, Inc.                      610,850
   4,900 Hercules, Inc.                           192,631
   6,800 Hershey Foods Corp.                      403,750
  17,700 H.J. Heinz Co.                           887,213
  19,900 Kellogg Co.                              656,700
  15,800 Nabisco Group Holdings Corp.             309,088
  72,500 PepsiCo, Inc.                          2,804,844
 118,500 Philip Morris Companies, Inc.          4,762,219
  11,700 Pioneer Hi-Bred International, Inc.      455,569
   6,700 Quaker Oats Co.                          444,713
  15,900 Ralston Purina Co.                       483,956
  24,400 Safeway, Inc.*                         1,207,800
  21,000 Seagram Co., Ltd.                      1,057,875
   5,800 Supervalu, Inc.                          148,988
  16,200 Sysco Corp.                              482,963
  28,089 Unilever NV                            1,959,208
   8,500 UST, Inc.                                248,625
   5,700 Wm. Wrigley Jr. Co.                      513,000
                                               ----------
                                               30,578,553
                                               ----------

         Industrial-Diversified - 4.0%
   2,000 Armstrong World Industries, Inc.         115,625
 161,000 General Electric Co.                  18,193,000

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Industrial-Diversified (continued)
   1,500 Jostens, Inc.                               $   31,594
     500 NACCO Industries, Inc., Class A                 36,750
  40,393 Tyco International, Ltd.                     3,827,237
                                                     ----------
                                                     22,204,206
                                                     ----------

         Insurance - 3.7%
   6,985 Aetna, Inc.                                    624,721
     261 Aetna, Inc., Convertible Preferred              19,379
  13,200 AFLAC Corp.                                    631,950
  39,538 Allstate Corp.                               1,418,426
  12,317 American General Corp.                         928,394
  60,992 American International Group, Inc.           7,139,876
  12,550 AON Corp.                                      517,688
   8,000 Chubb Corp.                                    556,000
  10,100 Cigna Corp.                                    898,900
   8,000 Cincinnati Financial Corp.                     300,500
  15,907 Conseco, Inc.                                  484,169
  11,200 Hartford Financial Services Group, Inc.        653,100
   8,200 Humana, Inc.*                                  106,088
   5,300 Jefferson Pilot Corp.                          350,794
   9,800 Lincoln National Corp.*                        512,663
   5,400 Loews Corp.                                    427,275
  12,950 Marsh & Mclennan Cos. Inc.                     977,725
   5,000 MBIA, Inc.                                     323,750
   5,300 MGIC Investment Corp.                          257,713
   3,700 Progressive Corp.                              536,500
   6,600 Provident Companies, Inc.                      264,000
   6,600 Safeco Corp.                                   291,225
  11,000 St. Paul Cos.                                  349,938
   6,500 Torchmark Corp.                                221,813
   6,200 Transamerica Corp.                             465,000
   8,600 United Healthcare Corp.                        538,575
   6,900 UNUM Corp.                                     377,775
   3,400 Wellpoint Health Networks, Inc., Class A*      288,575
                                                     ----------
                                                     20,462,512
                                                     ----------

         Electronics - 3.3%
   7,100 Advanced Micro Devices, Inc.*                  128,244
   6,200 Honeywell, Inc.                                718,425
 163,200 Intel Corp.                                  9,710,400
   7,100 LSI Logic Corp.*                               327,488
  12,200 Micron Technology, Inc.*                       491,813
  29,600 Motorola, Inc.                               2,804,600
   8,100 National Semiconductor Corp.*                  205,031
  16,574 Raytheon Co., Class B                        1,166,395
  19,400 Texas Instruments, Inc.                      2,813,000
                                                     ----------
                                                     18,365,396
                                                     ----------

         Media-Broadcasting & Publishing - 2.8%
   3,300 American Greetings Corp., Class A               99,413
  34,900 CBS Corp.*                                   1,515,969
  16,400 Clear Channel Communications, Inc.*          1,130,575
  36,400 Comcast Corp., Class A                       1,399,125
   4,400 Dow Jones & Co., Inc.                          233,475
  13,800 Gannett Co., Inc.                              984,975
   3,800 Knight-Ridder, Inc.                            208,763

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Media-Broadcasting & Publishing (continued)
   9,800 McGraw-Hill Cos., Inc.                     $  528,588
  29,800 MediaOne Group, Inc.*                       2,216,375
   2,600 Meredith Corp.                                 90,025
   8,600 New York Times Co., Class A                   316,588
  58,760 Time Warner, Inc.                           4,318,860
   3,600 Times Mirror Co., Class A                     213,300
   5,900 Tribune Co.                                   514,038
  33,967 Viacom, Inc., Class B*                      1,494,548
                                                    ----------
                                                    15,264,617
                                                    ----------

         Electric Utilities - 2.1%
   9,400 AES Corp.*                                    546,375
   6,800 Ameren Corp.                                  260,950
   9,500 American Electric Power, Inc.                 356,844
   7,400 Carolina Power & Light Co.                    316,813
  10,300 Central & South West Corp.                    240,763
   7,843 Cinergy Corp.                                 250,976
   5,800 CMS Energy Corp.                              242,875
  11,100 Consolidated Edison, Inc.                     502,275
   7,350 Constellation Energy Group, Inc.              217,744
   9,350 Dominion Resources, Inc.                      404,972
   7,200 DTE Energy Co.                                288,000
  17,817 Duke Energy Corp.                             968,799
  16,900 Edison International                          452,075
  12,000 Entergy Corp.                                 375,000
  11,500 FirstEnergy Corp.                             356,500
   4,800 Florida Progress Corp.                        198,300
   8,900 FPL Group, Inc.                               486,163
   6,200 GPU, Inc.                                     261,563
   5,600 New Century Energies, Inc.                    217,350
   9,200 Niagara Mohawk Power Corp.*                   147,775
   7,400 Northern States Power Co.                     178,988
  14,600 Pacificorp                                    268,275
   9,500 Peco Energy Co.                               397,813
  18,800 PG&E Corp.                                    611,000
   7,700 PP&L Resources, Inc.                          236,775
  10,800 Public Service Enterprise Group, Inc.         441,450
  14,398 Reliant Energy, Inc.                          397,745
  11,613 Sempra Energy                                 262,744
  34,100 Southern Co.                                  903,650
  13,840 Texas Utilities Co.                           570,900
  10,700 Unicom Corp.                                  412,619
                                                    ----------
                                                    11,774,071
                                                    ----------

         Cosmetics & Personal Care - 2.0%
  12,800 Avon Products, Inc.                           710,400
   5,900 Clorox Co.                                    630,194
  14,400 Colgate-Palmolive Co.                       1,422,000
  54,600 Gillette Co.                                2,238,600
   5,200 International Flavors & Fragrances, Inc.      230,750
  65,400 Procter & Gamble Co.                        5,836,950
                                                    ----------
                                                    11,068,894
                                                    ----------

         Financial Services - 1.8%
  22,200 American Express Co.                        2,888,775
   5,500 Countrywide Credit Industries, Inc.           235,125

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Value
  Shares                                         (Note 2)
----------------------------------------------------------
         Financial Services (continued)
  34,200 Freddie Mac                            $1,983,600
  50,400 Fannie Mae                              3,446,100
  12,430 Franklin Resources Inc.                   504,969
   7,050 Providian Financial Corp.                 659,175
                                                ----------
                                                 9,717,744
                                                ----------

         Chemicals - 1.7%
  11,200 Air Products & Chemicals, Inc.            450,800
   5,700 Avery-Dennison Corp.                      344,138
  10,800 Dow Chemical Co.                        1,370,250
  55,400 Du Pont (E.I.) De Nemours and Co.       3,784,513
   3,800 Eastman Chemical Co.                      196,650
   2,800 Great Lakes Chemical Corp.                128,975
  31,000 Monsanto Co.                            1,222,563
   3,200 Nalco Chemical Co.                        166,000
  17,000 Occidental Petroleum Corp.                359,125
   8,600 PPG Industries, Inc.                      507,938
   7,700 Praxair, Inc.                             376,819
   4,208 Sealed Air Corp.*                         272,994
   6,600 Union Carbide Corp.                       321,750
   3,200 W.R. Grace and Co.*                        58,800
                                                ----------
                                                 9,561,315
                                                ----------

         Automotive - 1.6%
   3,600 BF Goodrich Co.                           153,000
   3,600 Cooper Tire & Rubber Co.                   85,050
   8,109 Dana Corp.                                373,521
  27,728 Delphi Automotive Systems Corp.           514,701
  59,600 Ford Motor Co.                          3,363,675
  31,800 General Motors Corp.                    2,098,800
   8,850 Genuine Parts Co.                         309,750
   7,600 Goodyear Tire & Rubber Co.                446,975
   4,300 ITT Industries, Inc.                      163,938
   3,200 Navistar International Corp.*             160,000
   3,780 Paccar, Inc.                              201,758
   2,400 Pep Boys - Manny, Moe & Jack               51,900
   9,300 Rockwell International Corp.              564,975
   6,000 TRW, Inc.                                 329,250
                                                ----------
                                                 8,817,293
                                                ----------

         Commercial Services - 1.5%
   7,700 Browning-Ferris Industries, Inc.          331,100
  37,633 Cendant Corp.*                            771,477
   8,100 Dun & Bradstreet Corp.                    287,044
   6,400 Ecolab, Inc.                              279,200
   2,100 EG&G, Inc.                                 74,813
   7,000 Equifax, Inc.                             249,813
  21,300 First Data Corp.                        1,042,369
   3,800 Fluor Corp.                               153,900
  21,600 Halliburton Co.                           977,400
   4,700 H&R Block, Inc.                           235,000
   6,850 Interpublic Group of Companies, Inc.      593,381
   8,800 Omnicom Group, Inc.                       704,000
  12,000 Paychex, Inc.                             382,500
   6,300 R. R. Donnelley & Sons Co.                233,494

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
         Commercial Services (continued)
  13,200 Service Corp. International              $  254,100
  29,935 Waste Management, Inc.                    1,609,006
                                                  ----------
                                                   8,178,597
                                                  ----------

         Medical Supplies - 1.4%
   3,400 Allergan, Inc.                              377,400
   2,900 Bausch & Lomb, Inc.                         221,850
  14,400 Baxter International, Inc.                  873,000
  12,200 Becton, Dickinson & Co.                     366,000
   5,500 Biomet, Inc.                                218,625
  19,400 Boston Scientific Corp.*                    852,388
   2,500 C.R. Bard, Inc.                             119,531
   6,600 Danaher Corp.                               383,625
   3,600 Eaton Corp.                                 331,200
   2,400 Fresenius Medical Care Corp., Class D*           36
  14,800 Guidant Corp.                               761,275
   4,400 KLA-Tencor Corp.*                           285,450
   3,400 Mallinckrodt, Inc.                          123,675
  28,700 Medtronic, Inc.                           2,235,013
   2,100 Millipore Corp.                              85,181
   2,500 PE Biosystems Group                         286,875
   4,000 St. Jude Medical, Inc.*                     142,500
   2,150 Tektronix, Inc.                              64,903
   7,600 Thermo Electron Corp.*                      152,475
                                                  ----------
                                                   7,881,002
                                                  ----------

         Heavy Machinery - 1.4%
  18,400 Applied Materials, Inc.*                  1,359,300
  15,980 Baker Hughes, Inc.                          535,330
   4,300 Black & Decker Corp.                        271,438
   1,200 Briggs & Stratton Corp.                      69,300
   3,700 Case Corp.                                  178,063
  17,600 Caterpillar, Inc.                         1,056,000
   2,100 Cummins Engine Co., Inc.                    119,963
  11,400 Deere & Co.                                 451,725
  10,400 Dover Corp.                                 364,000
   3,800 Harris Corp., Inc.                          148,913
   8,200 Ingersoll Rand Co.                          529,925
   1,700 Milacron, Inc.                               31,450
   6,000 Pall Corp.                                  133,125
   5,375 Parker-Hannifin Corp.                       245,906
   4,400 Stanley Works                               141,625
   2,900 Timken Co.                                   56,550
  23,800 United Technologies Corp.                 1,706,163
   4,600 W.W. Grainger, Inc.                         247,538
                                                  ----------
                                                   7,646,314
                                                  ----------

         Securities Broker - 1.4%
   5,755 Bear Stearns Cos., Inc.                     269,046
  20,150 Charles Schwab Corp.                      2,213,981
   5,800 Lehman Brothers Holdings, Inc.              361,050
  18,200 Merrill Lynch & Co., Inc.                 1,454,863
  28,017 Morgan Stanley Dean Witter & Co.          2,871,743
   7,200 Paine Webber Group, Inc.                    336,600
                                                  ----------
                                                   7,507,283
                                                  ----------


                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Communications - 1.3%
   4,000 Andrew Corp.*                           $   75,750
   8,500 General Instrument Corp.*                  361,250
  20,082 Lucent Technologies, Inc.                1,354,280
   3,600 Network Appliance, Inc.*                   201,150
  14,600 Nextel Communications, Inc., Class A*      732,738
  32,740 Nortel Networks Corp.                    2,842,241
   3,600 Scientific Atlanta, Inc.                   129,600
  19,200 Tellabs, Inc.*                           1,297,200
                                                 ----------
                                                  6,994,209
                                                 ----------

         Aerospace & Defense - 1.0%
  27,200 AlliedSignal, Inc.                       1,713,600
  47,838 Boeing Co.                               2,113,842
   6,200 General Dynamics Corp.                     424,700
  19,282 Lockheed Martin Corp.                      718,255
   3,500 Northrop Grumman Corp.                     232,094
   7,500 Textron, Inc.                              617,344
                                                 ----------
                                                  5,819,835
                                                 ----------

         Forest Products & Paper - 1.0%
   2,600 Bemis Co.                                  103,350
   2,800 Boise Cascade Corp.                        120,400
   4,800 Champion International Corp.               229,800
  10,800 Fort James Corp.                           409,050
   8,400 Georgia-Pacific Corp.                      397,950
   7,200 Ikon Office Solutions, Inc.                108,000
  20,192 International Paper Co.                  1,019,696
  26,240 Kimberly-Clark Corp.                     1,495,680
   5,200 Louisiana Pacific Corp.                    123,500
   5,000 Mead Corp.                                 208,750
   1,400 Potlatch Corp.                              61,513
   2,700 Temple Inland, Inc.                        184,275
   8,300 Tenneco, Inc.                              198,163
   4,950 Westvaco Corp.                             143,550
   9,800 Weyerhaeuser Co.                           673,750
   5,400 Willamette Industries, Inc.                248,738
                                                 ----------
                                                  5,726,165
                                                 ----------

         Entertainment & Leisure - 1.0%
  30,200 Carnival Corp.                           1,464,700
   6,200 Harrah's Entertainment, Inc.*              136,400
   9,550 Hasbro, Inc.                               266,803
   3,400 King World Productions, Inc.*              118,363
  20,412 Mattel, Inc.                               539,642
 101,229 Walt Disney Co.                          3,119,119
                                                 ----------
                                                  5,645,027
                                                 ----------

         Electrical Equipment - 0.9%
  15,900 Eastman Kodak Co.                        1,077,225
  21,400 Emerson Electric Co.                     1,345,525
   1,900 National Service Industries, Inc.           68,400
   2,100 Polaroid Corp.                              58,013
   3,800 Raychem Corp.                              140,600
   2,800 Thomas & Betts Corp.                       132,300
  32,600 Xerox Corp.                              1,925,438
                                                 ----------
                                                  4,747,501
                                                 ----------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Metals - 0.9%
  11,000 Alcan Aluminum, Ltd.                    $  351,313
  18,200 Alcoa, Inc.                              1,126,125
   9,302 Allegheny Teledyne, Inc.                   210,458
   1,800 Asarco, Inc.                                33,863
  19,000 Barrick Gold Corp.                         368,125
  11,300 Battle Mountain Gold Co.                    27,544
   6,300 Bethlehem Steel Corp.*                      48,431
   4,700 Cooper Industries, Inc.                    244,400
   3,350 Crane Co.                                  105,316
   4,300 Cyprus Amax Minerals Co.                    65,306
   6,050 Engelhard Corp.                            136,881
   7,900 Freeport-McMoRan Copper & Gold, Inc.       141,706
  12,700 Homestake Mining Co.                       103,981
   9,400 Inco, Ltd.                                 169,200
  16,400 Masco Corp.                                473,550
   8,211 Newmont Mining Corp.                       163,194
   4,300 Nucor Corp.                                203,981
   2,900 Phelps Dodge Corp.                         179,619
  15,900 Placer Dome, Inc.                          187,819
   3,200 Reynolds Metals Co.                        188,800
   4,220 USX - U.S. Steel Group                     113,940
   4,400 Worthington Industries, Inc.                72,325
                                                 ----------
                                                  4,715,877
                                                 ----------

         Household Products - 0.7%
  12,100 Corning, Inc.                              848,513
   8,100 Fortune Brands, Inc.                       335,138
  12,400 Illinois Tool Works, Inc.                1,016,800
  13,933 Newell Rubbermaid, Inc.                    647,885
   7,600 Owens-Illinois, Inc.*                      248,425
  10,476 Rohm & Haas Co.                            449,149
   3,200 Snap-On, Inc.                              115,800
   2,700 Tupperware Corp.                            68,850
                                                 ----------
                                                  3,730,560
                                                 ----------
         Restaurants - 0.6%
   6,500 Darden Restaurants, Inc.                   141,781
  66,800 McDonald's Corp.                         2,759,675
   7,610 Tricon Global Restaurants, Inc.*           411,891
   6,000 Wendy's International, Inc.                169,875
                                                 ----------
                                                  3,483,222
                                                 ----------

         Transportation - 0.6%
   4,500 Brunswick Corp.                            125,438
  22,952 Burlington Northern Santa Fe Corp.         711,512
  10,700 CSX Corp.                                  484,844
   1,600 Fleetwood Enterprises, Inc.                 42,300
   1,600 FMC Corp.*                                 109,300
   5,400 Kansas City Southern Industries, Inc.      344,588
  16,100 Laidlaw, Inc., Class B                     118,738
  18,600 Norfolk Southern Corp.                     560,325
   3,300 Ryder System, Inc.                          85,800
  12,100 Union Pacific Corp.                        705,581
                                                 ----------
                                                  3,288,426
                                                 ----------


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Health Care Providers - 0.5%
  13,400 Cardinal Health, Inc.                                $  859,275
  27,800 Columbia/HCA Healthcare Corp.                           634,188
   5,300 HCR Manor Care, Inc.*                                   128,194
  20,200 Healthsouth Corp.*                                      301,738
  13,614 McKesson Corp.                                          437,350
  15,200 Tenet Healthcare Corp.*                                 282,150
                                                              ----------
                                                               2,642,895
                                                              ----------

         Textiles, Clothing & Fabrics - 0.4%
   3,500 Fruit of the Loom, Inc.*                                 34,125
   3,000 Liz Claiborne, Inc.                                     109,500
  13,900 Nike, Inc., Class B                                     880,044
   2,700 Reebok International, Ltd.*                              50,288
   1,600 Russell Corp.                                            31,200
  44,400 Sara Lee Corp.                                        1,007,325
     900 Springs Industries, Inc.                                 39,263
   5,800 V.F. Corp.                                              247,950
                                                              ----------
                                                               2,399,695
                                                              ----------

         Airlines - 0.4%
   7,600 AMR Corp.*                                              518,700
   7,000 Delta Air Lines, Inc.                                   403,375
  14,600 FDX Corp.*                                              792,050
  16,475 Southwest Airlines, Inc.                                512,784
   3,600 U.S. Airways Group, Inc.*                               156,825
                                                              ----------
                                                               2,383,734
                                                              ----------

         Home Construction, Furnishings & Appliances - 0.4%
   4,200 Johnson Controls, Inc.                                  291,113
  18,200 Lowes Cos., Inc.                                      1,031,713
   4,300 Maytag Corp.                                            299,656
   2,600 Owens Corning                                            89,375
   2,000 Pulte Corp.                                              46,125
   3,700 Whirlpool Corp.                                         273,800
                                                              ----------
                                                               2,031,782
                                                              ----------

         Lodging - 0.1%
  12,600 Hilton Hotels Corp.                                     178,763
  12,300 Marriott International, Inc., Class A                   459,713
   9,700 Mirage Resorts, Inc.*                                   162,475
                                                              ----------
                                                                 800,951
                                                              ----------

                                               Value
    Shares                                    (Note 2)
--------------------------------------------------------
            Heavy Construction - 0.0%
     2,800  Centex Corp.                    $    105,175
     2,000  Foster Wheeler Corp.                  28,250
     2,300  Kaufman And Broad Home Corp.          57,213
     2,800  McDermott International, Inc.         79,100
                                            ------------
                                                 269,738
                                            ------------

            Containers & Packaging - 0.0%
     1,400  Ball Corp.                            59,150
     5,900  Crown Cork & Seal Co., Inc.          168,150
                                            ------------
                                                 227,300
                                            ------------
            Total Common Stocks              545,895,550
                                            ------------
            (Cost $357,986,417)

 INVESTMENT COMPANY - 0.5%
 2,898,028  SSgA Prime Money Market Fund       2,898,028
                                            ------------

            Total Investment Company           2,898,028
                                            ------------
            (Cost $2,898,028)

 Total Investments - 99.0%                   548,793,578
                                            ------------
 (Cost $360,884,445)
 Net Other Assets and Liabilities - 1.0%       5,534,056
                                            ------------
 Total Net Assets - 100.0%                  $554,327,634
                                            ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Number of
Contracts     Contract        Expiration       Current Opening       Market Value at
Purchased       Type             Date             Position            June 30, 1999
---------     --------        ----------       ---------------       ---------------
    6         S & P 500         Sep-99           $1,976,699            $2,072,550
                                               ===============       ===============

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $361,438,663. Net unrealized appreciation (depreciation) aggregated $187,354,915, of which $193,597,626 related to appreciated investment securi-ties and $6,242,711 related to depreciated investment securities.
OTHER INFORMATION
For the period ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $69,524,654 and $116,874,698 of non-governmental issuers, respectively.

At June 30, 1999, the value of the securities loaned amounted to $9,952,420. The value of collateral amounted to $10,145,280 which consisted of cash equiva-lents (note 2).

                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Value
    Par Value                                  Moody's Ratings   (Note 2)
---------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 49.5%
                Fannie Mae (A) - 22.6%
 $  1,000,000   4.92%, 07/19/99                      Aaa       $    996,583
   13,389,576   6.00%, 05/01/01 to 02/01/29          Aaa         12,800,071
   16,918,983   6.50%, 05/01/08 to 06/01/29          Aaa         16,393,388
    2,500,000   7.00%, 07/01/29 (D)                  Aaa          2,473,438
   12,268,232   7.00%, 05/01/17 to 07/14/29          Aaa         12,162,178
      592,968   7.39%, 08/17/03                      Aaa            595,612
    7,616,324   7.50%, 10/01/25 to 10/01/28          Aaa          7,720,631
    2,224,477   8.00%, 04/01/09 to 04/01/23          Aaa          2,291,424
      393,735   8.50%, 07/01/08                      Aaa            409,366
      361,708   9.00%, 02/01/10                      Aaa            377,392
                                                               ------------
                                                                 56,220,083
                                                               ------------
                U.S. Treasury Notes - 10.1%
   10,850,000   5.63%, 02/28/01                      Aaa         10,873,733
    9,415,000   5.75%, 08/15/03                      Aaa          9,415,000
      300,000   6.25%, 02/15/07                      Aaa            305,625
      250,000   6.50%, 08/15/05                      Aaa            257,735
    3,530,000   6.63%, 03/31/02 (E)                  Aaa          3,618,250
      670,000   6.88%, 05/15/06                      Aaa            705,385
                                                               ------------
                                                                 25,175,728
                                                               ------------
                U.S. Treasury Bonds - 9.2%
    4,835,000   5.50%, 08/15/28                      Aaa          4,414,959
    9,905,000   7.13%, 02/15/23                      Aaa         10,941,935
    4,565,000   7.25%, 05/15/16                      Aaa          5,010,088
    1,500,000   7.50%, 11/15/16                      Aaa          1,686,095
      650,000   7.63%, 11/15/22                      Aaa            756,031
       90,000   7.75%, 01/31/00                      Aaa             91,350
                                                               ------------
                                                                 22,900,458
                                                               ------------
                Ginnie Mae (A) - 4.5%
    8,251,344   6.50%, 09/15/08 to 02/15/29          Aaa          7,980,162
    1,499,875   7.00%, 05/15/23 to 06/15/23          Aaa          1,486,361
      903,720   8.00%, 08/15/22 to 09/15/26          Aaa            929,659
      179,948   9.00%, 08/15/16                      Aaa            191,824
      711,440   9.50%, 02/15/06                      Aaa            753,302
                                                               ------------
                                                                 11,341,308
                                                               ------------
                Freddie Mac (A) - 3.1%
      137,945   6.50%, 06/01/04 to 08/01/04          Aaa            136,272
    3,197,499   7.00%, 08/01/10 to 12/01/11          Aaa          3,214,850
    1,018,422   7.50%, 01/01/07 to 10/01/18          Aaa          1,035,644
    1,248,422   7.90%, 07/01/16                      Aaa          1,281,583
      802,200   8.00%, 04/01/07 to 08/01/09          Aaa            821,995
      282,996   8.75%, 05/01/17                      Aaa            302,432
      712,383   9.50%, 03/01/01 to 02/01/21          Aaa            759,005
      210,964   10.00%, 10/01/20 to 12/01/20         Aaa            228,997
                                                               ------------
                                                                  7,780,778
                                                               ------------
                Total U.S. Government and
                Agency Obligations                              123,418,355
                                                               ------------
                (Cost $126,019,789)

                                                                     Value
 Par Value                                        Moody's Ratings   (Note 2)
------------------------------------------------------------------------------
 CORPORATE NOTES AND BONDS - 34.9%
            Banking - 4.6%
 $ 925,000  BankBoston Corp., MTN
            6.38%, 04/15/08                             A         $    873,080
 1,450,000  BCH Cayman Islands, Ltd., Yankee
            Subordinated Note, Guaranteed
            6.50%, 02/15/06                             A            1,391,549
 1,000,000  Centura Banks, Inc.
            6.50%, 03/15/09                             Baa            933,498
 2,000,000  Chase Manhattan Corp.
            6.38%, 02/15/08                             A            1,903,062
 1,000,000  Compass Trust I, Series A
            8.23%, 01/15/27                             A              998,334
 2,000,000  Firstar Corp., MTN
            6.97%, 05/01/00                             A            2,009,190
 1,750,000  MBNA Corp.
            6.96%, 09/12/02                             Baa          1,722,833
 1,775,000  Providian National Bank
            6.75%, 03/15/02                             Baa          1,758,771
                                                                  ------------
                                                                    11,590,317
                                                                  ------------
            Securities Broker - 3.3%
 2,500,000  Bear Stearns Cos., Inc.,
            Senior Note
            6.15%, 03/02/04                             A            2,424,118
 2,045,000  Donaldson, Lufkin & Jenrette, Inc.,
            Senior Note
            6.88%, 11/01/05                             A            2,015,366
 2,275,000  Morgan Stanley Dean Witter & Co.,
            MTN
            5.63%, 02/28/01                             Aa           2,249,506
 1,700,000  Paine Webber Group, Inc., Senior
            Note
            6.55%, 04/15/08                             Baa          1,596,261
                                                                  ------------
                                                                     8,285,251
                                                                  ------------
            Telephone Systems - 3.3%
 1,500,000  AT&T Capital Corp., MTN
            6.25%, 05/15/01                             Baa          1,475,871
 1,225,000  LCI International, Inc.,
            Senior Note
            7.25%, 06/15/07                             Ba           1,206,298
 2,275,000  MCI WorldCom, Inc.
            7.75%, 04/01/07                             A            2,377,498
 1,800,000  Sprint Capital Corp.
            5.70%, 11/15/03                             Baa          1,731,339
 1,500,000  U.S. West Capital Funding, Inc.
            6.13%, 07/15/02                             Baa          1,469,273
                                                                  ------------
                                                                     8,260,279
                                                                  ------------
            Media-Broadcasting & Publishing -
             3.2%
 1,675,000  Comcast Cable Communications, Inc.
            8.13%, 05/01/04                             Baa          1,759,083

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
   Par Value                                        Moody's Ratings  (Note 2)
-------------------------------------------------------------------------------
               Media-Broadcasting & Publishing
               (continued)
 $ 1,125,000   Hearst-Argyle Television, Inc.,
               Senior Note
               7.00%, 01/15/18                            Baa       $ 1,038,924
   2,275,000   News America Holdings, Inc. 7.38%,
               10/17/08                                   Baa         2,259,587
     675,000   Time Warner Entertainment Co., LP,
               Senior Debenture
               8.38%, 03/15/23                            Baa           730,461
   1,230,000   Time Warner, Inc., Debenture
               8.05%, 01/15/16                            Baa         1,286,943
     750,000   Time Warner, Inc., Debenture
               9.15%, 02/01/23                            Baa           864,458
                                                                    -----------
                                                                      7,939,456
                                                                    -----------
               Oil & Gas - 2.7%
   2,325,000   K.N. Energy, Inc., Senior Note
               6.45%, 03/01/03                            Baa         2,243,741
     700,000   Southwest Gas Corp., Debenture,
               Series F
               9.75%, 06/15/02                            Baa           747,541
   1,500,000   Tennessee Gas Pipeline Co.,
               Debentures
               7.50%, 04/01/17                            Baa         1,488,896
     800,000   Union Pacific Resources
               Group, Inc.
               6.50%, 05/15/05                            Baa           760,373
   1,500,000   Valero Energy Corp., MTN 7.50%,
               05/31/01 (B)                               BBB         1,508,739
                                                                    -----------
                                                                      6,749,290
                                                                    -----------
               Electric Utilities - 2.7%
   2,195,000   Connecticut Light & Power Co.,
               First Mortgage, Series 94D
               7.88%, 10/01/24                            Baa         2,248,273
   1,000,000   Empresa Electrica Pehuenche SA,
               Yankee Note
               7.30%, 05/01/03                            Baa           947,999
   1,000,000   Ohio Edison Co.
               7.38%, 09/15/02                            Baa         1,020,715
   1,100,000   Sithe/Independence Funding Corp.,
               Guaranteed, Series A 9.00%,
               12/30/13                                   Baa         1,186,416
     580,000   Texas Utilities Electric Co.
               7.38%, 10/01/25                            A             556,522
     800,000   Texas-New Mexico Power Co., Senior
               Note
               6.25%, 01/15/09                            Baa           705,083
                                                                    -----------
                                                                      6,665,008
                                                                    -----------
               Financial Services - 2.4%
   1,750,000   Homeside Lending, Inc., MTN 6.88%,
               05/15/00                                   A           1,757,973
   1,500,000   Legg Mason, Inc., Senior Note
               6.50%, 02/15/06                            Baa         1,452,110

                                                                       Value
   Par Value                                        Moody's Ratings  (Note 2)
-------------------------------------------------------------------------------
               Financial Services (continued)
 $ 1,700,000   The Money Store, Inc.
               8.05%, 04/15/02                            A         $ 1,769,734
   1,000,000   Travelers Group, Inc.
               7.25%, 05/01/01                            Aa          1,017,375
                                                                    -----------
                                                                      5,997,192
                                                                    -----------
               Beverages, Food & Tobacco - 1.7%
   1,700,000   J. Seagram & Sons, Inc.
               7.60%, 12/15/28                            Baa         1,639,715
   1,500,000   Ralston Purina Co., Debenture
               7.75%, 10/01/15                            Baa         1,566,876
   1,000,000   Safeway, Inc.
               6.50%, 11/15/08                            Baa           958,313
                                                                    -----------
                                                                      4,164,904
                                                                    -----------
               Airlines - 1.6%
   1,300,000   AMR Corp., Debenture
               9.50%, 05/15/01                            Baa         1,360,510
   2,003,000   United Air Lines, Inc.
               9.00%, 12/15/03                            Baa         2,122,217
     415,080   United Air Lines, Inc.
               9.30%, 03/22/08                            Baa           451,951
                                                                    -----------
                                                                      3,934,678
                                                                    -----------
               Forest Products & Paper - 1.6%
   1,900,000   Abitibi-Consolidated,
               Yankee Debenture
               7.40%, 04/01/18                            Baa         1,725,455
   1,225,000   Chesapeake Corp.
               7.20%, 03/15/05                            Baa         1,236,279
   1,000,000   International Paper Co.
               6.88%, 04/15/29                            A             918,610
                                                                    -----------
                                                                      3,880,344
                                                                    -----------
               Automotive - 1.4%
     400,000   Ford Motor Credit Corp.
               5.80%, 01/12/09                            A             365,720
   1,300,000   Ford Motor Credit Corp.
               6.25%, 12/08/05                            A           1,255,521
   1,805,000   General Motors Acceptance Corp.
               5.88%, 01/22/03                            A           1,764,003
                                                                    -----------
                                                                      3,385,244
                                                                    -----------
               Insurance - 1.0%
   1,000,000   AON Capital Trust, Series A 8.21%,
               01/01/27                                   A           1,052,022
   1,500,000   Conseco Finance Trust III
               8.80%, 04/01/27                            Ba          1,377,257
                                                                    -----------
                                                                      2,429,279
                                                                    -----------
               Retailers - 0.9%
   2,450,000   Dillards, Inc.
               6.13%, 11/01/03                            Baa         2,366,879
                                                                    -----------

                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
   Par Value                                      Moody's Ratings   (Note 2)
------------------------------------------------------------------------------
               Communications - 0.8%
 $ 2,275,000   Lucent Technologies, Inc. 6.45%,
               03/15/29                                 A         $  2,078,786
                                                                  ------------
               Computers & Information - 0.7%
   2,000,000   International Business
               Machines Corp.
               6.50%, 01/15/28                          A            1,847,556
                                                                  ------------
               Heavy Machinery - 0.6%
   1,500,000   Black & Decker Corp.
               6.63%, 11/15/00                          Baa          1,507,677
                                                                  ------------
               Industrial-Diversified - 0.6%
   1,500,000   Tyco International Group S.A.,
               Yankee Subordinated Note 6.25%,
               06/15/03                                 Baa          1,476,305
                                                                  ------------
               Pharmaceuticals - 0.6%
   1,500,000   Watson Pharmaceuticals, Inc.,
               Senior Note
               7.13%, 05/15/08                          Ba           1,435,785
                                                                  ------------
               Chemicals - 0.5%
   1,350,000   Georgia Gulf Corp.
               7.63%, 11/15/05                          Ba           1,336,218
                                                                  ------------
               Transportation - 0.4%
     900,000   CNF Transportation, Inc.,
               Debenture
               9.13%, 08/15/99                          Baa            901,144
                                                                  ------------
               Home Construction, Furnishings & Appliances -
                0.3%
     850,000   Pulte Corp., Senior Note
               7.00%, 12/15/03                          Baa            816,912
                                                                  ------------
               Total Corporate Notes and Bonds                      87,048,504
                                                                  ------------
               (Cost $89,065,094)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - 13.2%
     277,849   Associates Manufactured Housing,
               Series 1996-1, Class A2,
               6.70%, 03/15/27                          Aaa            278,210
   2,350,000   BankBoston RV Asset Backed
               Trust, Series 1997-1, Class A8,
               6.54%, 02/15/09                          Aaa          2,360,011
   1,489,606   Barnett Auto Trust,
               Series 1997-A, Class A-3,
               6.03%, 11/15/01                          Aaa          1,493,404
   1,288,054   Bear Stearns Mortgage
               Securities, Inc., Series 1995-1,
               Class 1A, CMO
               6.48%, 05/25/10                          Aaa          1,266,646

                                                                     Value
  Par Value                                       Moody's Ratings   (Note 2)
------------------------------------------------------------------------------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) (continued)
 $2,100,000  Bear Stears Mortgage
             Securities, Inc.,
             7.08%, 06/15/09                            Aaa       $  2,118,375
  1,250,000  Bear Stearns Mortgage Securities,
             Inc., Series 1996-3, Class A10,
             CMO
             7.75%, 06/25/27                            Aaa          1,262,751
    750,000  Carco Auto Loan Master Trust,
             Series 1997-1, Class A,
             6.69%, 08/15/04                            Aaa            751,343
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A,
             6.19%, 08/15/05                            Aaa          1,570,606
  3,000,000  Chase Manhattan Auto Owner Trust,
             Series 1998-A, Class 3, 5.70%,
             09/17/01                                   Aaa          3,002,760
  1,106,327  COMM, Series 1999-1, Class A1,
             6.15%, 02/15/08                            Aaa          1,084,189
  1,000,000  Copelco Capital Funding Corp.,
             Series 1999-A, Class A4,
             5.80%, 04/15/03                            Aaa            992,990
  2,500,000  Diversified REIT Trust, Series
             1999-1A, Class A2 (A)(F),
             6.78%, 03/18/11                            Aaa          2,434,766
  1,210,144  Donaldson Lufkin & Jennrette
             Commercial Mortgage Corp., Series
             1998-CF2, Class A1A, 5.88%,
             01/12/31                                   Aaa          1,168,212
  1,669,660  Financial Asset Securitization,
             Inc., Series 1997-NAM1, Class
             FXA2, CMO
             7.75%, 05/25/27 (B)                        AAA          1,687,113
  1,166,465  First Plus Home Loan Trust, Series
             1996-2, Class A5, 7.47%, 02/20/11          Aaa          1,168,366
  1,500,000  First Security Auto Owner Trust,
             Series 1999-1, Class A4,
             5.74%, 06/15/04                            Aaa          1,477,635
  1,228,051  General Motors Acceptance Corp.
             Commercial Mortgage Securities,
             Inc., Series 1996-C1, Class A2A,
             CMO,
             6.79%, 09/15/03                            Aaa          1,237,335
     60,413  Green Tree Financial Corp., Series
             1992-1, Class A3, 6.70%, 10/15/17          Aaa             60,479
    686,151  Green Tree Financial Corp., Series
             1994-1, Class A3, 6.90%, 04/15/19          Aa             688,978
    205,965  Green Tree Recreation Equipment &
             Consumer Trust, Series 1996-A,
             Class A1, 5.55%, 02/15/18                  Aaa            204,029
    722,913  Green Tree Recreation Equipment &
             Consumer Trust, Series1997-B,
             Class A1,
             6.55%, 07/15/28 (B)                        AAA            729,246

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Par Value                                       Moody's Ratings  (Note 2)
-----------------------------------------------------------------------------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - (continued)
 $    66,447   NationsBank Auto Grantor Trust,
               Series 1995-A, Class B, 6.00%,
               06/15/02                                  A         $   66,504
     706,127   Olympic Automobile Receivables
               Trust, Series 1996-A, Class A4,
               5.85%, 07/15/01                           Aaa          707,214
      56,642   Residential Asset Securitization
               Trust, Series 1996-A10, Class A3,
               7.50%, 11/25/11                           Aaa           56,480
   2,500,000   Residential Funding Mortgage
               Securities I, Series 1999-S7,
               Class A11,
               6.50%, 03/25/29                           Aaa        2,460,450
     375,754   Resolution Trust Corp.,
               Series 1995-C1, Class A4C, CMO
               6.85%, 02/25/27                           Aaa          375,122
     435,356   Vendee Mortgage Trust,
               Series 1997-1, Class 2B, CMO
               7.50%, 03/15/13                           NR           436,792
      59,293   Western Financial Grantor Trust,
               Series 1995-2, Class A2, 7.10%,
               07/01/00                                  Aaa           59,391
   1,575,000   WFS Financial Owner Trust, Series
               1998-B, Class A4, 6.05%, 04/20/03         Aaa        1,569,803
                                                                   ----------
               Total Asset-Backed and Mortgage-
               Backed Securities                                   32,769,200
                                                                   ----------
               (Cost $33,006,866)
 COMMERCIAL PAPER (C) - 2.0%
               Automotive - 2.0%
   2,000,000   Ford Motor Credit Corp.
               4.87%, 07/01/99                           A          1,995,942
   3,000,000   Republic Industrial Funding Corp.
               4.95%, 07/14/99                           NR         2,985,563
                                                                   ----------
               Total Commercial Paper                               4,981,505
                                                                   ----------
               (Cost $4,981,505)

                                                               Value
     Shares                                 Moody's Ratings   (Note 2)
-------------------------------------------------------------------------
 INVESTMENT COMPANY - 0.9%
 $2,285,204  SSgA Prime Money Market Fund                   $  2,285,204
                                                            ------------
             Total Investment Company                          2,285,204
                                                            ------------
             (Cost $2,285,204)
 Total Investments - 100.5%                                  250,502,768
                                                            ------------
 (Cost $255,358,458)
 Net Other Assets and Liabilities -
  (0.5)%                                                      (1,171,637)
                                                            ------------
 Total Net Assets - 100.0%                                  $249,331,131
                                                            ============

------------------
(A) Pass Through Certificates
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(C) Effective yield at time of purchase
(D) Forward Commitment
(E) Designated as Collateral on Forward Commitment
(F) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 1999, these securities amounted to $2,434,766 or 1.0% of net assets.
CMO Collateralized Mortgage Obligations
MTN Medium Term Note
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $255,359,259. Net unrealized appreciation (depreciation) aggregated $(4,856,491), of which $1,244,049 related to appreciated investment securities and $6,100,540 related to depreciated investment securities.

OTHER INFORMATION
For the period ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $52,923,747 and $26,178,822 of non-governmental issuers, respectively, and $75,570,133 and $72,067,859 of U.S. Government and Agency issuers, respectively.

At June 30, 1999, the value of the securities loaned amounted to $47,189,536. The value of collateral amounted to $48,195,450 which consisted of cash equiva-lents (note 2).

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings                                             S&P Ratings
   Aaa                           61.3%                           AAA                               1.0%
   Aa                             1.6                            BBB                               0.6
   A                             11.9
   Baa                           20.0
   Ba                             2.2
   NR (Not Rated)                 1.4
                                ------                                                          -------
                                 98.4%                                                             1.6%
                                ======                                                          =======

                       See Notes to Financial Statements.
--------------------------------------------

                              Government Bond Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Value
 Par Value                                     (Note 2)
--------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.5%
            U.S. Treasury Notes - 46.4%
 $ 750,000  5.25%, 08/15/03                   $  736,875
 2,450,000  5.63%, 11/30/00                    2,455,361
 7,000,000  5.75%, 11/30/02 to 08/15/03        7,003,719
 3,000,000  6.00%, 07/31/02                    3,030,000
 1,725,000  6.13%, 08/15/07                    1,743,868
 5,975,000  6.25%, 02/28/02 to 02/15/07        6,065,469
 5,775,000  6.38%, 09/30/01                    5,870,651
 9,865,000  6.50%, 05/31/01 to 10/15/06       10,082,826
   750,000  6.63%, 04/30/02                      768,750
 6,350,000  6.88%, 05/15/06 (B)                6,685,363
   750,000  7.25%, 05/15/04                      795,704
                                              ----------
                                              45,238,586
                                              ----------
            Fannie Mae - 20.7%
 1,600,000  4.85%, 07/19/99                    1,594,180
 1,000,000  4.92%, 07/19/99                      996,583
 4,078,000  5.13%, 02/13/04                    3,907,442
   550,000  5.84%, 03/15/01                      549,945
 1,250,000  6.15%, 06/25/20                    1,240,788
 1,425,000  6.18%, 03/15/01                    1,432,568
 1,850,000  6.45%, 04/23/01                    1,868,034
 2,750,000  6.50%, 07/19/14 (A)                2,709,608
   827,565  6.50%, 05/01/08                      819,157
 1,250,000  6.57%, 08/22/07                    1,251,994
   400,000  6.96%, 04/02/07                      409,376
   396,201  7.00%, 01/01/10 to 05/01/17          398,490
   357,209  7.39%, 08/17/03                      358,803
   759,375  7.50%, 03/01/07                      772,019
   561,001  8.00%, 04/01/09 to 09/01/21          577,720
 1,200,208  8.40%, 02/25/09                    1,237,222
                                              ----------
                                              20,123,929
                                              ----------
            Freddie Mac - 7.5%
 2,500,000  5.13%, 10/15/08                    2,268,335
   700,000  5.75%, 07/15/03                      694,441
 1,566,873  6.50%, 06/01/04 to 06/01/23        1,542,248
 1,000,000  6.87%, 03/03/03                    1,025,437
   283,204  7.50%, 02/01/07                      288,290
   328,522  7.90%, 07/01/16                      337,248
   889,849  8.00%, 09/01/08 to 06/01/19          911,843
   116,924  9.50%, 03/01/01                      120,485
   159,485  10.00%, 03/01/21                     173,056
                                              ----------
                                               7,361,383
                                              ----------
            Federal Farm Credit Bank - 6.4%
 1,125,000  5.72%, 02/04/03                    1,108,308
 1,600,000  5.75%, 02/20/03                    1,577,310
 1,550,000  6.65%, 08/08/03                    1,573,681
 2,000,000  6.71%, 04/25/01                    2,028,424
                                              ----------
                                               6,287,723
                                              ----------

                                                                       Value
  Par Value                                                          (Note 2)
------------------------------------------------------------------------------
             Federal Home Loan Bank - 3.4%
 $1,500,000  5.61%, 01/23/03                                        $1,478,349
  1,350,000  6.19%, 05/06/08                                         1,322,266
    550,000  6.55%, 03/07/05                                           557,210
                                                                    ----------
                                                                     3,357,825
                                                                    ----------
             U.S. Treasury Bonds - 2.6%
  1,250,000  5.25%, 02/15/29                                         1,121,875
  1,100,000  10.75%, 08/15/05                                        1,367,782
                                                                    ----------
                                                                     2,489,657
                                                                    ----------
             Ginnie Mae - 2.4%
     75,053  6.50%, 06/15/09                                            74,822
  1,997,559  7.00%, 06/15/09 to 06/15/12                             2,023,301
     59,144  8.00%, 12/15/06                                            61,518
    211,983  9.50%, 02/15/06                                           224,456
                                                                    ----------
                                                                     2,384,097
                                                                    ----------
             Tennessee Valley Authority, Series D - 1.1%
  1,100,000  6.00%, 11/01/00                                         1,103,902
                                                                    ----------
             Total U.S. Government and Agency Obligations           88,347,102
                                                                    ----------
             (Cost $90,046,924)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.8%
  1,250,000  American Express Credit Account Master Trust, Series
             1999-1, Class A,
             5.60%, 11/15/06                                         1,212,888
  1,500,000  American Express Master Trust,
             Series 1998-1, Class A,
             5.90%, 04/15/04                                         1,478,580
    186,556  Associates Manufactured Housing,
             Series 1996-1, Class A2,
             6.70%, 03/15/27                                           186,799
  2,800,000  Chase Credit Card Master Trust,
             Series 1997-2, Class A,
             6.30%, 04/15/03                                         2,819,012
  1,500,000  Discover Card Master Trust I,
             Series 1998-2, Class A, 5.80%, 09/16/03                 1,496,100
     32,954  Green Tree Recreation Equipment & Consumer Trust,
             Series 1996-A, Class A1,
             5.55%, 02/15/18                                            32,645
  1,400,000  Premier Auto Trust, Series 1996-4, Class A4, 6.40%,
             10/06/01                                                1,405,684
                                                                    ----------
             Total Asset-Backed and
             Mortgage-Backed Securities                              8,631,708
                                                                    ----------
             (Cost $8,694,379)

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              Government Bond Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                              Value
    Shares                                  (Note 2)
-------------------------------------------------------
 INVESTMENT COMPANY - 2.1%
 2,053,191  SSgA Prime Money Market Fund   $ 2,053,191
                                           -----------
            Total Investment Company         2,053,191
                                           -----------
            (Cost $2,053,191)
 Total Investments - 101.4%                 99,032,001
                                           -----------
 (Cost $100,794,494)
 Net Other Assets and Liabilities -
  (1.4)%                                    (1,344,167)
                                           -----------
 Total Net Assets - 100.0%                 $97,687,834
                                           ===========

------------------
(A) Forward Commitment
(B) Designated as Collateral on Forward Commitment, par value of $2,810,000.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $100,846,189. Net unrealized appreciation (depreciation) aggregated $(1,814,188), of which $56,779 related to appreciated investment securities and $1,870,967 related to depreciated investment securities.
OTHER INFORMATION
For the period ended June 30, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $11,126,383 and $8,697,438 of non-governmental issuers, respectively, and $31,364,946 and $14,508,537 of U.S. Government and Agency issuers, respectively.

At June 30, 1999, the value of the securities loaned amounted to $25,662,821. The value of collateral amounted to $26,208,563 which consisted of cash equiva-lents (note 2).

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings
       Aaa                                                                97.9%
       NR (Not Rated)                                                      2.1
                                                                        -------
                                                                         100.0%
                                                                        =======

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Par Value                                                        (Note 2)
------------------------------------------------------------------------------
 COMMERCIAL PAPER (B) - 38.9%

               Financial Services - 14.3%
 $14,000,000   Finova Capital Corp.
               5.08%, 02/25/00                                     $14,000,000
   7,000,000   Heller Financial, Inc.
               4.90%, 07/26/99                                       6,886,619
   5,000,000   Heller Financial, Inc.
               4.90%, 08/30/99                                       4,923,778
   7,000,000   Lexington Parker Capital Corp. (A)
               4.88%, 07/07/99                                       6,961,096
  11,041,000   Pegasus Two Ltd Corp.
               5.05%, 08/23/99                                      10,924,839
   7,923,000   Transamerica Asset Funding
               5.18%, 08/16/99                                       7,863,718
   7,000,000   Westways Funding II, Ltd. (A)
               4.90%, 07/14/99                                       6,952,361
                                                                   -----------
                                                                    58,512,411
                                                                   -----------

               Insurance - 6.0%
   5,000,000   Aetna Services, Inc.
               5.00%, 07/21/99                                       4,971,528
   2,700,000   Aetna Services, Inc.
               5.03%, 07/19/99                                       2,686,796
  10,000,000   Prudential Funding Corp.
               4.84%, 07/12/99                                       9,930,089
   6,900,000   Swiss RE Financial Products
               4.90%, 08/16/99                                       6,816,414
                                                                   -----------
                                                                    24,404,827
                                                                   -----------

               Education - 4.3%
  13,783,000   Iowa Student Loan Co.
               4.98%, 07/21/99                                      13,704,827
   3,800,000   Southwest Student Services
               4.98%, 07/06/99                                       3,786,333
                                                                   -----------
                                                                    17,491,160
                                                                   -----------

               Automotive - 4.2%
   6,000,000   American Honda Finance Corp. (A)
               5.00%, 01/20/00                                       5,998,332
   3,608,000   Enterprise Funding Corp. (A)
               4.93%, 08/09/99                                       3,577,366
   4,000,000   General Motors Acceptance Corp.
               8.00%, 10/01/99                                       4,026,467
   3,600,000   Republic Industrial Funding Corp.
               4.95%, 07/06/99                                       3,586,635
                                                                   -----------
                                                                    17,188,800
                                                                   -----------

               Transportation - 2.3%
   9,500,000   Los Angeles Metropolitan Transportation Authority
               5.05%, 07/12/99                                       9,499,845
                                                                   -----------

                                                                Value
  Par Value                                                   (Note 2)
------------------------------------------------------------------------
             Chemicals - 1.9%
 $2,000,000  Akzo Nobel, Inc.
             4.95%, 09/17/99                                 $ 1,972,225
  5,925,000  CIBA Specialty Chemicals Corp.
             4.83%, 08/24/99                                   5,824,838
                                                             -----------
                                                               7,797,063
                                                             -----------

             Securities Broker - 1.6%
  1,575,000  Bear Stearns Cos., Inc.
             6.50%, 05/15/00                                   1,589,121
  5,050,000  Lehman Brothers Holdings, Inc.
             7.63%, 07/15/99                                   5,052,183
                                                             -----------
                                                               6,641,304
                                                             -----------

             Electric Utilities - 1.4%
  1,000,000  Cogentrix of Richmond, Inc.
             5.05%, 07/14/99                                     996,213
  5,000,000  Florida Power & Light Group Capital, Inc. (A)
             4.91%, 08/18/99                                   4,908,619
                                                             -----------
                                                               5,904,832
                                                             -----------

             Heavy Machinery - 1.4%
  1,246,000  Cooperative Association Tractor Dealers
             5.05%, 07/13/99 to 07/16/99                       1,241,302
  4,500,000  John Deere Capital Corp.
             5.68%, 04/10/00                                   4,507,025
                                                             -----------
                                                               5,748,327
                                                             -----------

             Banking - 0.9%
  1,265,000  Bank of Scotland
             5.00%, 08/23/99                                   1,251,647
  2,500,000  Den Norske Bank ASA
             4.91%, 12/24/99                                   2,408,278
                                                             -----------
                                                               3,659,925
                                                             -----------

             Telephone Systems - 0.4%
  1,500,000  Nynex Capital Funding Corp.
             9.40%, 06/01/00                                   1,549,498
                                                             -----------

             Beverages, Food & Tobacco - 0.2%
  1,000,000  Diageo Plc
             6.50%, 09/15/99                                   1,002,262
                                                             -----------
             Total Commercial Paper                          159,400,254
                                                             -----------
             (Cost $159,400,254)

 CORPORATE NOTES - 31.0%

             Securities Broker - 11.1%
  6,000,000  Bear Stearns Cos., Inc.
             4.99%, 08/25/99                                   6,000,000
  3,965,000  Bear Stearns Cos., Inc.
             7.63%, 09/15/99                                   3,982,901
  7,000,000  Donaldson, Lufkin & Jenrette, Inc., MTN
             5.25%, 10/05/99                                   7,000,000
  2,000,000  Donaldson, Lufkin & Jenrette, Inc.
             6.31%, 05/26/00                                   2,007,405

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Value
   Par Value                                               (Note 2)
---------------------------------------------------------------------
 CORPORATE NOTES (continued)

               Securities Broker (continued)
 $14,000,000   Morgan Stanley Dean Witter & Co.
               5.06%, 02/14/00                            $14,000,000
   6,750,000   Paine Webber Group, Inc.
               7.00%, 03/01/00                              6,808,226
   5,500,000   Paine Webber Group, Inc., MTN
               5.85%, 10/21/99                              5,500,000
                                                          -----------
                                                           45,298,532
                                                          -----------

               Banking - 8.1%
   4,000,000   Bankers Trust Corp.
               9.50%, 05/14/00                              4,139,466
   1,691,000   Chase Manhattan Corp.
               7.75%, 11/01/99                              1,705,177
   2,500,000   Chase Manhattan Corp., MTN
               5.37%, 10/26/99                              2,502,292
   6,000,000   Chase Manhattan Corp., MTN
               4.96%, 01/20/00                              6,000,516
   1,000,000   First Chicago NBD Corp., MTN
               5.39%, 12/14/99                              1,001,109
   5,000,000   First National Bank of Chicago, Euro MTN
               7.00%, 04/30/00                              5,068,982
   7,000,000   Key Bank National Association
               5.13%, 03/24/00                              6,997,781
   2,000,000   Norwest Financial, Inc.
               6.88%, 06/15/00                              2,020,142
   3,500,000   Shawmut National Corp.
               8.63%, 12/15/99                              3,554,635
                                                          -----------
                                                           32,990,100
                                                          -----------

               Financial Services - 3.6%
   1,000,000   Beneficial Corp., MTN
               5.09%, 01/10/00                              1,000,507
   2,000,000   Household Finance Corp.
               6.75%, 05/01/00                              2,022,014
   6,000,000   Liberty Lighthouse U.S. Capital
               5.09%, 09/15/99                              6,000,000
   6,000,000   Liberty Lighthouse U.S. Capital (A)
               5.05%, 08/16/99                              6,000,000
                                                          -----------
                                                           15,022,521
                                                          -----------

               Telephone Systems - 2.0%
   8,000,000   GTE Corp.
               5.14%, 05/12/00                              7,995,143
                                                          -----------

               Automotive - 1.2%
   4,000,000   Ford Motor Credit Corp.
               6.38%, 09/15/99                              4,009,251
     715,000   General Motors Acceptance Corp.
               5.04%, 12/09/99                                714,619
                                                          -----------
                                                            4,723,870
                                                          -----------

                                                                     Value
  Par Value                                                        (Note 2)
-----------------------------------------------------------------------------
             Industrial - Diversified - 1.2%
 $5,000,000  General Electric Capital Corp., MTN
             4.95%, 04/13/00                                      $ 5,000,000
                                                                  -----------

             Electric Utilities - 1.2%
  5,000,000  National Rural Utilities Cooperative Finance Corp.
             5.18%, 06/26/00                                        5,000,000
                                                                  -----------

             Heavy Machinery - 1.0%
  4,000,000  Caterpillar Financial Services Corp., MTN
             6.28%, 05/01/00                                        4,026,427
                                                                  -----------

             Commercial Services - 0.7%
  3,000,000  International Lease Finance Corp.
             6.63%, 05/01/00                                        3,034,261
                                                                  -----------

             Transportation - 0.7%
  3,000,000  Richmond County Development Authority
             5.65%, 06/01/00                                        2,995,431
                                                                  -----------

             Retailers - 0.2%
  1,000,000  Wal-Mart Stores, Inc.
             5.85%, 06/01/00                                        1,001,680
                                                                  -----------
             Total Corporate Notes                                127,087,965
                                                                  -----------
             (Cost $127,087,965)

 U.S. GOVERNMENT AGENCY OBLIGATIONS (B) - 11.0%

             Federal Home Loan Bank - 6.8%
 15,000,000  4.75%, 11/03/99                                       15,000,000
  8,000,000  5.15%, 03/24/00                                        8,002,153
  5,000,000  5.22%, 03/17/00                                        5,000,000
                                                                  -----------
                                                                   28,002,153
                                                                  -----------

             Sallie Mae - 2.2%
  9,018,000  5.47%, 07/15/99                                        9,018,000
                                                                  -----------

             Fannie Mae - 2.0%
  8,000,000  4.84%, 07/01/99                                        7,907,502
                                                                  -----------
             Total U.S. Government Agency Obligations              44,927,655
                                                                  -----------
             (Cost $44,927,655)

 CERTIFICATES OF DEPOSIT - 9.8%

  3,000,000  Bankers Trust Corp. (A)
             5.07%, 08/09/99                                        2,997,496
 10,000,000  Barclays Bank, Plc, Yankee CD
             4.89%, 05/12/00                                        9,994,923
  5,000,000  Bear Stearns Cos., Inc.
             5.00%, 02/02/00                                        5,000,000
  3,000,000  Commerzbank, AG, Yankee CD
             4.99%, 01/25/00                                        2,999,789
  8,000,000  European American Bank
             5.28%, 05/12/00                                        7,998,001
  4,000,000  Goldman Sachs and Co. (A)
             5.04%, 02/07/00                                        4,000,000

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Value
  Par Value                                                  (Note 2)
----------------------------------------------------------------------
 CERTIFICATES OF DEPOSIT (continued)

 $4,236,000  Merrill Lynch & Co., Inc.
             5.40%, 02/15/00                                $4,246,801
  3,000,000  Rabobank Nederland NV
             6.45%, 08/16/99                                 3,002,015
                                                            ----------
             Total Certificates Of Deposit                  40,239,025
                                                            ----------
             (Cost $40,239,025)

 MUNICIPAL BONDS - 4.1%

             Virginia - 2.4%
 10,000,000  Virginia State Housing Development Authority
             5.25%, 08/05/99                                 9,998,628
                                                            ----------

             Connecticut - 1.7%
  6,900,000  Connecticut State Housing, AMBAC
             5.10%, 11/15/16                                 6,900,000
                                                            ----------
             Total Municipal Bonds                          16,898,628
                                                            ----------
             (Cost $16,898,628)



       Par                                                      Value
     Value                                                     (Note 2)
-------------------------------------------------------------------------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 2.4%
 $ 308,087  Copelco Capital Funding Corp.
            5.68%, 08/16/99                                  $    308,087
 4,399,778  Fidelity Equipment Lease Trust, Series 1999-1,
            Class A1 (A), CMO
            5.16%, 06/16/00                                     4,399,820
 5,000,000  SMM Trust, 1999-C (A)
            5.20%, 01/26/00                                     5,000,000
                                                             ------------
            Total Asset-Backed and
            Mortgage-Backed Securities                          9,707,907
                                                             ------------
            (Cost $9,707,907)

 Shares
 ------
 INVESTMENT COMPANIES - 0.0%
     4,383  Scudder Institutional Money Market Fund                 4,383
     3,461  SSgA Prime Money Market Fund                            3,461
                                                             ------------
            Total Investment Companies                              7,844
                                                             ------------
            (Cost $7,844)
 Total Investments - 97.2%                                    398,269,278
                                                             ------------
 (Cost $398,269,278)
 Net Other Assets and Liabilities - 2.8%                       11,343,066
                                                             ------------
 Total Net Assets - 100.0%                                   $409,612,344
                                                             ============

------------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 1999, these securities amounted to $50,795,090 or 12.40% of net assets.
(B)   Effective yield at time of purchase
AMBAC American Municipal Bond Assurance Corporation
CMO   Collateralized Mortgage Obligations
MTN   Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1999, the aggregate cost on investment securities for tax purposes was $398,269,278.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

  STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                            Select       Select                 Equity   Investment Grade Government  Money
                          Aggressive  International  Growth     Index         Income         Bond     Market
                          Growth Fund  Equity Fund    Fund       Fund          Fund          Fund      Fund
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost....  $  561,180   $  401,782   $ 738,741  $360,884      $255,358      $100,794  $398,269
 Net unrealized
  appreciation
  (depreciation)........     265,817      124,059     251,422   187,910        (4,855)       (1,762)       --
                          ---------    ---------    ---------  --------      --------      --------  --------
 Total investments at
  value.................     826,997      525,841     990,163   548,794       250,503        99,032   398,269
Cash and foreign
 currency*..............           2       25,437          --        --            77            85        20
Short-term investments
 held as collateral for
 securities loaned......      56,382       12,865      73,204    10,145        48,195        26,209        --
Receivable for
 investments sold.......          --          584      12,588    10,066            --             1        --
Receivable for shares
 sold...................          --          288          31        32           406            57     7,830
Receivable for variation
 margin.................          --           --          --        38            --            --        --
Interest and dividend
 receivables............         459        2,037       1,126       613         3,255         1,378     3,638
Receivable for expense
 reimbursement..........          --           --          --        --            --            --        --
Deferred organizational
 expense................          --           --          --        --            --            --        --
Dividend tax reclaim
 receivables............          --          793           1        24            --            --        --
Net unrealized
 appreciation on forward
 currency contracts.....          --          497          --        --            --            --        --
                          ---------    ---------    ---------  --------      --------      --------  --------
 Total Assets...........     883,840      568,342   1,077,113   569,712       302,436       126,762   409,757
                          ---------    ---------    ---------  --------      --------      --------  --------
LIABILITIES:
Payable for investments
 purchased..............          --        1,522       9,825     4,952         4,610         2,707        --
Payable for shares
 repurchased............       2,955        1,872         271        --            --            --        --
Payable to custodian....          --           --       3,004        --            --            --        --
Collateral for
 securities loaned......      56,382       12,865      73,204    10,145        48,195        26,209        --
Net unrealized
 depreciation on forward
 currency contracts.....          --           --          --        --            --            --        --
Advisory fee payable....         564          399         339       125            88            40        80
Accrued expenses and
 other payables.........         352          174         467       162           212           118        65
                          ---------    ---------    ---------  --------      --------      --------  --------
 Total Liabilities......      60,253       16,832      87,110    15,384        53,105        29,074       145
                          ---------    ---------    ---------  --------      --------      --------  --------
                                                               $             $                       $
NET ASSETS..............  $  823,587   $  551,510   $ 990,003   554,328       249,331      $ 97,688   409,612
                          =========    =========    =========  ========      ========      ========  ========
NET ASSETS consist of
                                                               $             $             $         $
Paid-in capital.........  $  528,540   $  423,492   $ 665,024   327,643       253,686       101,813   409,709
Undistributed
 (distribution in excess
 of)
 net investment income
 (loss).................      (1,710)         472          47      (686)           82            29        --
Accumulated
 (distribution in excess
 of) net realized
 gain (loss) on
 investments sold,
 foreign currency
 transactions and
 futures contracts......      30,940        2,972      73,510    39,365           418        (2,392)      (97)
Net unrealized
 appreciation
 (depreciation) of
 investments, assets and
 liabilities in foreign
 currency and futures
 contracts..............     265,817      124,574     251,422   188,006        (4,855)       (1,762)       --
                          ---------    ---------    ---------  --------      --------      --------  --------
                                                               $             $                       $
TOTAL NET ASSETS........  $  823,587   $  551,510   $ 990,003   554,328       249,331      $ 97,688   409,612
                          =========    =========    =========  ========      ========      ========  ========
Shares of beneficial
interest outstanding
(unlimited
authorization, no par
value) (in 000's).......     295,324      334,505     325,011   146,353       231,351        94,648   409,711
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding)............  $    2.789   $    1.649   $   3.046  $  3.788      $  1.078      $  1.032  $  1.000
                          =========    =========    =========  ========      ========      ========  ========

------------------------------------
*   Cost $25,421 for Select International Equity Fund.

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

  STATEMENTS OF OPERATIONS (in 000's) . For the Six Months Ended June 30, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------

                            Select       Select               Equity   Investment Grade Government  Money
                          Aggressive  International  Growth    Index        Income         Bond    Market
                          Growth Fund  Equity Fund    Fund     Fund          Fund          Fund     Fund
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest...............  $      307   $      373   $    299  $   105      $ 8,060       $ 2,822   $ 9,269
 Dividends..............       1,256        5,787      5,135    3,607           19            15        25
 Securities lending
  income................         100           49         12        1            3             2        --
 Less net foreign taxes
  withheld..............          --         (705)       (48)     (55)          --            --        --
                          ---------    ---------    --------  -------      -------       -------   -------
 Total investment
  income................       1,663        5,504      5,398    3,658        8,082         2,839     9,294
                          ---------    ---------    --------  -------      -------       -------   -------
EXPENSES
 Investment advisory
  fees..................       3,299        2,343      1,970      735          520           231       449
 Custodian and Fund
  accounting fees.......          89          110        101       80           43            35        45
 Legal fees.............           6            4          6        3            2             1         2
 Audit fees.............          15           16         16       13           10             8        10
 Trustees' fees and
  expenses..............           8            5          9        5            2             1         3
 Reports to
  shareholders..........          78           51         64       40           26            12        26
 Amortization of
  organization costs....          --           --         --       --           --            --        --
 Miscellaneous..........           6            5         11        3            2            --         3
                          ---------    ---------    --------  -------      -------       -------   -------
 Total expenses before
  reductions and
  waiver................       3,501        2,534      2,177      879          605           288       538
 Less reductions........        (128)         (24)      (190)      --           --            --        --
 Less
  reimbursement/waiver..          --           --         --       --           --            --        --
                          ---------    ---------    --------  -------      -------       -------   -------
 Total expenses net of
  reductions and
  waiver................       3,373        2,510      1,987      879          605           288       538
                          ---------    ---------    --------  -------      -------       -------   -------
NET INVESTMENT INCOME
 (LOSS).................      (1,710)       2,994      3,411    2,779        7,477         2,551     8,756
                          ---------    ---------    --------  -------      -------       -------   -------
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain
  (loss) on investments
  sold..................      33,231        4,887     75,381   39,555          419          (123)       --
 Net realized gain
  (loss) on futures
  contracts.............          --           --         --      365           --            --        --
 Net realized gain
  (loss) on foreign
  currency
  transactions..........          --        6,577         --       --           --            --        --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency...          --        2,053         --       --           --            --        --
 Net change in
  unrealized
  appreciation
  (depreciation)
  of investments and
  futures contracts.....      66,547       20,009     78,842   17,779      (11,626)       (3,062)       --
                          ---------    ---------    --------  -------      -------       -------   -------
NET GAIN (LOSS) ON
 INVESTMENTS............      99,778       33,526    154,223   57,699      (11,207)       (3,185)       --
                          ---------    ---------    --------  -------      -------       -------   -------
NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS.............  $   98,068   $   36,520   $157,634  $60,478      $(3,730)      $  (634)  $ 8,756
                          =========    =========    ========  =======      =======       =======   =======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                                Select Aggressive           Select International
                                   Growth Fund                   Equity Fund
-------------------------------------------------------------------------------------
                          Six Months Ended  Year Ended  Six Months Ended  Year Ended
                           June 30, 1999   December 31,  June 30, 1999   December 31,
                            (Unaudited)        1998       (Unaudited)        1998
-------------------------------------------------------------------------------------
NET ASSETS at beginning
 of period..............     $ 752,741      $ 604,123      $ 505,553      $ 397,915
                             ---------      ---------      ---------      ---------
Increase (decrease) in
net assets
resulting from
operations:
 Net investment income
  (loss)................        (1,710)        (2,428)         2,994          4,550
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........        33,231           (367)        11,464         (7,626)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......        66,547         71,945         22,062         70,083
                             ---------      ---------      ---------      ---------
 Net increase in net
  assets resulting from
  operations............        98,068         69,150         36,520         67,007
                             ---------      ---------      ---------      ---------
Distributions to
 shareholders from:
 Net investment income..            --             --             --         (6,430)
 Distribution in excess
  of net investment
  income................            --             --             --
 Net realized gain on
  investments...........            --             --             --             --
                             ---------      ---------      ---------      ---------
  Total distributions...            --             --             --         (6,430)
                             ---------      ---------      ---------      ---------
Capital share
 transactions:
 Net proceeds from sales
  of shares.............        43,557        102,931        197,260        141,035
 Issued to shareholders
  in reinvestment of
  distributions.........            --             --             --          6,430
 Cost of shares
  repurchased...........       (70,779)       (23,463)      (187,823)      (100,404)
                             ---------      ---------      ---------      ---------
  Net increase from
   capital share
   transactions.........       (27,222)        79,468          9,437         47,061
                             ---------      ---------      ---------      ---------
  Total increase
   (decrease) in net
   assets...............        70,846        148,618         45,957        107,638
                             ---------      ---------      ---------      ---------
NET ASSETS at the end of
 period.................     $ 823,587      $ 752,741      $ 551,510      $ 505,553
                             =========      =========      =========      =========
Undistributed
  (distribution in
  excess of) net
  investment income
  (loss)................     $  (1,710)     $      --      $     472      $  (2,522)
                             =========      =========      =========      =========
OTHER INFORMATION:
Share transactions:
 Sold ..................        17,552         46,519        123,607         94,467
 Issued to shareholders
  in reinvestment of
  distributions.........            --             --             --          4,119
 Repurchased............       (28,210)       (12,098)      (117,061)       (67,343)
                             ---------      ---------      ---------      ---------
  Net increase
   (decrease) in shares
   outstanding..........       (10,658)        34,421          6,546         31,243
                             =========      =========      =========      =========


                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                                                                  Equity Index
                                     Growth Fund                      Fund
---------------------------------------------------------------------------------------
                            Six Months Ended  Year Ended  Six Months Ended  Year Ended
                             June 30, 1999   December 31,  June 30, 1999   December 31,
                              (Unaudited)        1998       (Unaudited)        1998
---------------------------------------------------------------------------------------
NET ASSETS at beginning of
 period...................     $ 860,333      $ 728,679      $ 481,877      $ 297,191
                               ---------      ---------      ---------      ---------
Increase (decrease) in net
assets
resulting from operations:
 Net investment income
  (loss)..................         3,411          8,521          2,779          4,376
 Net realized gain (loss)
  on investments sold and
  foreign currency
  transactions............        75,381         86,003         39,920         11,411
 Net change in unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency........        78,842         45,169         17,779         80,293
                               ---------      ---------      ---------      ---------
 Net increase in net
  assets resulting from
  operations..............       157,634        139,693         60,478         96,080
                               ---------      ---------      ---------      ---------
Distributions to
 shareholders from:
 Net investment income....        (3,504)        (8,516)        (3,465)        (4,471)
 Distribution in excess
  of net investment
  income..................            --             --             --             --
 Net realized gain on
  investments.............       (86,927)        (8,113)          (811)       (11,585)
                               ---------      ---------      ---------      ---------
  Total distributions.....       (90,431)       (16,629)        (4,276)       (16,056)
                               ---------      ---------      ---------      ---------
Capital share
 transactions:
 Net proceeds from sales
  of shares...............         9,310         28,087         63,845        115,271
 Issued to shareholders
  in reinvestment of
  distributions...........        90,431         16,629          4,276         16,056
 Cost of shares
  repurchased.............       (37,274)       (36,126)       (51,872)       (26,665)
                               ---------      ---------      ---------      ---------
  Net increase from
   capital share
   transactions...........        62,467          8,590         16,249        104,662
                               ---------      ---------      ---------      ---------
  Total increase
   (decrease) in net
   assets.................       129,670        131,654         72,451        184,686
                               ---------      ---------      ---------      ---------
NET ASSETS at the end of
 period...................     $ 990,003      $ 860,333      $ 554,328      $ 481,877
                               =========      =========      =========      =========
Undistributed
 (distribution in excess
 of) net investment income
 (loss)...................     $      47      $     140      $    (686)     $      --
                               =========      =========      =========      =========
OTHER INFORMATION:
Share transactions:
 Sold.....................         3,046         11,374         17,870         39,162
 Issued to shareholders
  in reinvestment of
  distributions...........        29,693          6,073          1,148          4,832
 Repurchased..............       (12,239)       (14,496)       (14,056)       (10,552)
                               ---------      ---------      ---------      ---------
  Net increase in shares
   outstanding............        20,500          2,951          4,962         33,442
                               =========      =========      =========      =========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

      Investment Grade                  Government                   Money Market
         Income Fund                     Bond Fund                       Fund
-----------------------------------------------------------------------------------------
Six Months Ended   Year Ended  Six Months Ended  Year Ended  Six Months Ended  Year Ended
 June 30, 1999    December 31,  June 30, 1999   December 31,  June 30, 1999   December 31,
  (Unaudited)         1998       (Unaudited)        1998       (Unaudited)        1998
-----------------------------------------------------------------------------------------
   $ 230,623       $ 189,503      $  81,018      $  55,513      $ 336,253      $ 260,619
   ---------       ---------      ---------      ---------      ---------      ---------
       7,477          12,894          2,551          3,812          8,756         14,920
         419           1,767           (123)           434             --            (52)
     (11,626)          1,626         (3,062)           654             --             --
   ---------       ---------      ---------      ---------      ---------      ---------
      (3,730)         16,287           (634)         4,900          8,756         14,868
   ---------       ---------      ---------      ---------      ---------      ---------
      (7,619)        (12,840)        (2,604)        (3,785)        (8,756)       (14,920)
          --              --             --             --             --             (2)
        (202)             --             --             --             --             --
   ---------       ---------      ---------      ---------      ---------      ---------
      (7,821)        (12,840)        (2,604)        (3,785)        (8,756)       (14,922)
   ---------       ---------      ---------      ---------      ---------      ---------
      27,757          39,047         23,304         29,432        350,582        327,728
       7,821          12,840          2,604          3,785          8,756         14,922
      (5,319)        (14,214)        (6,000)        (8,827)      (285,979)      (266,962)
   ---------       ---------      ---------      ---------      ---------      ---------
      30,259          37,673         19,908         24,390         73,359         75,688
   ---------       ---------      ---------      ---------      ---------      ---------
      18,708          41,120         16,670         25,505         73,359         75,634
   ---------       ---------      ---------      ---------      ---------      ---------
   $ 249,331       $ 230,623      $  97,688      $  81,018      $ 409,612      $ 336,253
   =========       =========      =========      =========      =========      =========
   $      82       $     224      $      29      $      82      $      --      $      --
   =========       =========      =========      =========      =========      =========
      25,230          34,443         21,955         27,717        350,581        327,728
       7,161          11,381          2,500          3,562          8,756         14,922
      (4,824)        (12,431)        (5,691)        (8,436)      (285,978)      (266,962)
   ---------       ---------      ---------      ---------      ---------      ---------
      27,567          33,393         18,764         22,843         73,359         75,688
   =========       =========      =========      =========      =========      =========

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                       Income from Investment Operations                             Less Distributions
                  -------------------------------------------- -----------------------------------------------------------------
                                       Net Realized
                     Net                   and                            Distributions
                    Asset      Net      Unrealized             Dividends    from Net
                    Value   Investment Gain (Loss)  Total from  from Net    Realized    Distributions
   Year Ended     Beginning   Income        on      Investment Investment    Capital         in          Return of     Total
  December 31,    of Period (Loss) (2) Investments  Operations   Income       Gains        Excess         Capital  Distributions
  ------------    --------- ---------- ------------ ---------- ---------- ------------- -------------    --------- -------------
     Select
   Aggressive
  Growth Fund
      1999(D)       2.460     (0.006)      0.335       0.329         --          --            --            --           --
      1998          2.225     (0.008)      0.243       0.235         --          --            --            --           --
      1997          2.037     (0.009)      0.387       0.378         --      (0.182)       (0.008)(/3/)      --       (0.190)
      1996          1.848     (0.009)      0.351       0.342         --      (0.153)           --            --       (0.153)
      1995          1.397     (0.001)      0.452       0.451         --          --            --            --           --
      1994          1.431     (0.002)     (0.032)     (0.034)        --          --            --            --           --
     Select
 International
Equity Fund(/1/)
      1999(D)       1.542      0.009       0.098       0.107         --          --            --            --           --
      1998          1.341      0.014       0.207       0.221     (0.020)         --            --            --       (0.020)
      1997          1.356      0.015       0.049       0.064     (0.019)     (0.046)       (0.014)(/4/)      --       (0.079)
      1996          1.136      0.011       0.238       0.249     (0.012)     (0.003)       (0.014)(/4/)      --       (0.029)
      1995          0.963      0.013       0.176       0.189     (0.011)     (0.005)           --            --       (0.016)
      1994          1.000      0.003      (0.038)     (0.035)    (0.001)     (0.001)           --            --       (0.002)
                     Net
                   Increase
                  (Decrease)
                      in
   Year Ended     Net Asset
  December 31,      Value
  ------------    ----------
     Select
   Aggressive
  Growth Fund
      1999(D)        0.329
      1998           0.235
      1997           0.188
      1996           0.189
      1995           0.451
      1994          (0.034)
     Select
 International
Equity Fund(/1/)
      1999(D)        0.107
      1998           0.201
      1997          (0.015)
      1996           0.220
      1995           0.173
      1994          (0.037)

------------------------------------
*   Annualized
**  Not Annualized
(A) Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For six months ended June 30, 1999 (Unaudited)
(1) The Select International Equity Fund commenced operations on May 2, 1994.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.006) for the six months ended June 30, 1999, $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive
    Growth Fund and $0.009 for the six months ended June 30, 1999, $0.014 in 1998, $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select Interna-
    tional Equity Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment income.


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
         --------------------------------------------------
                          Ratios To Average Net Assets
                ------------------------------------

Net Asset             Net Assets
  Value                 End of        Net                                                Portfolio
 End of    Total        Period    Investment    Operating Expenses     Management Fee    Turnover
 Period    Return      (000's)   Income (Loss)  (A)     (B)     (C)     Gross     Net      Rate
---------  ------     ---------- ------------- ------  ------  ------  -------- -------  ---------
  2.789    13.37%**    823,587       (0.46)%*   0.90%*  0.93%*  0.93%*   0.88%*   0.88%*    27%**
  2.460    10.56%      752,741       (0.36)%    0.92%   0.95%   0.95%    0.88%    0.88%     99%
  2.225    18.71%      604,123       (0.45)%    0.99%   1.04%   1.04%    0.95%    0.95%     95%
  2.037    18.55%      407,442       (0.53)%    1.08%   1.08%   1.08%    1.00%    1.00%    113%
  1.848    32.28%      254,872       (0.07)%    1.09%      --   1.09%    1.00%    1.00%    104%
  1.397    (2.31)%     136,573       (0.21)%    1.16%      --   1.16%    1.00%    1.00%    100%
  1.649     6.94%**    551,510        1.14%*    0.96%*  0.97%*  0.97%*   0.89%*   0.89%*     6%**
  1.542    16.48%      505,553        0.99%     1.01%   1.02%   1.02%    0.90%    0.90%     27%
  1.341     4.65%      397,915        1.17%     1.15%   1.17%   1.17%    0.97%    0.97%     20%
  1.356    21.94%      246,877        1.22%     1.20%   1.23%   1.23%    1.00%    1.00%     18%
  1.136    19.63%      104,312        1.68%     1.24%      --   1.24%    1.00%    1.00%     24%
  0.963    (3.49)%**    40,498        0.87%*    1.50%*     --   1.78%*   1.00%*   0.72%*    19%**

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                         Income from Investment Operations                            Less Distributions
                   --------------------------------------------- ----------------------------------------------------------------
                                         Net Realized
                      Net                    and
                     Asset       Net      Unrealized             Dividends  Distributions
                     Value   Investment  Gain (Loss)  Total from  from Net    from Net    Distributions    Return
   Year Ended      Beginning   Income         on      Investment Investment   Realized         in            of         Total
  December 31,     of Period (Loss)(/2/) Investments  Operations   Income   Capital Gains    Excess        Capital  Distributions
-----------------  --------- ----------- ------------ ---------- ---------- ------------- -------------    -------  -------------
   Growth Fund
      1999(D)        2.825      0.011        0.516      0.527      (0.012)     (0.294)           --            --      (0.306)
      1998           2.416      0.028        0.436      0.464      (0.028)     (0.027)           --            --      (0.055)
      1997           2.333      0.039        0.540      0.579      (0.038)     (0.458)           --            --      (0.496)
      1996           2.176      0.047        0.386      0.433      (0.048)     (0.228)           --            --      (0.276)
      1995           1.814      0.049        0.539      0.588      (0.049)     (0.177)           --            --      (0.226)
      1994           1.939      0.043       (0.041)     0.002      (0.043)     (0.084)           --            --      (0.127)
Equity Index Fund
      1999(D)        3.408      0.019        0.393      0.412      (0.024)     (0.008)           --            --      (0.032)
      1998           2.753      0.035        0.741      0.776      (0.034)     (0.087)           --            --      (0.121)
      1997           2.165      0.034        0.664      0.698      (0.033)     (0.077)           --            --      (0.110)
      1996           1.827      0.035        0.370      0.405      (0.035)     (0.032)           --            --      (0.067)
      1995           1.468      0.035        0.474      0.509      (0.035)     (0.047)       (0.002)(/2/)  (0.066)     (0.150)
      1994           1.505      0.033       (0.018)     0.015      (0.033)     (0.019)                                 (0.052)
                      Net
                    Increase
                   (Decrease)
                       in
   Year Ended      Net Asset
  December 31,       Value
------------------ ----------
   Growth Fund
      1999(D)         0.221
      1998            0.409
      1997            0.083
      1996            0.157
      1995            0.362
      1994           (0.125)
Equity Index Fund
      1999(D)         0.380
      1998            0.655
      1997            0.588
      1996            0.338
      1995            0.359
      1994           (0.037)

------------------------------------
*   Annualized
**  Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For six months ended June 30, 1999 (Unaudited)
(1) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.011 for the six months ended June 30, 1999, $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996 for Growth
    Fund.
(2) Distributions in excess of net realized capital gains.

                       See Notes to Financial Statements.
                            ---------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
           --------------------------------------------------------------------
                             Ratios To Average Net Assets
                     ---------------------------------------------------
                     Net Assets
Net Asset              End of        Net        Operating          Management     Portfolio
Value End   Total      Period    Investment      Expenses             Fee         Turnover
of Period  Returns    (000's)   Income (Loss) (A)    (B)    (C)    Gross   Net      Rate
---------  -------   ---------- ------------- ----   ----   ----   -----   ----   ---------
  3.046     18.66%**  990,003       0.75%*    0.44%* 0.48%* 0.48%* 0.43%*  0.43%*     53%**
  2.825     19.32%    860,333        1.08%    0.46%  0.49%  0.49%  0.44%   0.44%     100%
  2.416     25.14%    728,679        1.48%    0.47%  0.49%  0.49%  0.43%   0.43%      79%
  2.333     20.19%    556,751        2.04%    0.48%  0.51%  0.51%  0.44%   0.44%      72%
  2.176     32.80%    444,871        2.34%    0.54%    --   0.54%  0.46%   0.46%      64%
  1.814      0.16%    335,714        2.25%    0.56%    --   0.56%  0.48%   0.48%      46%
  3.788     12.17%**  554,328        1.05%*   0.33%* 0.33%* 0.33%* 0.28%*  0.28%*     13%**
  3.408     28.33%    481,877        1.17%    0.36%  0.36%  0.36%  0.29%   0.29%       6%
  2.753     32.41%    297,191        1.38%    0.44%  0.44%  0.44%  0.31%   0.31%       9%
  2.165     22.30%    151,130        1.79%    0.46%  0.46%  0.46%  0.32%   0.32%      12%
  1.827     36.18%     90,889        1.96%    0.55%    --   0.55%  0.34%   0.34%       8%
  1.468      1.06%     52,246        2.25%    0.57%    --   0.57%  0.35%   0.35%       7%

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                             Income from Investment Operations                             Less Distributions
                  -------------------------------------------------------- ------------------------------------------------------
                                        Net Realized
                     Net                    and
                    Asset       Net      Unrealized             Dividends  Distributions
                    Value   Investment  Gain (Loss)  Total from  from Net    from Net    Distributions
   Year Ended     Beginning   Income         on      Investment Investment   Realized         in          Return of     Total
  December 31,    of Period (Loss)(/1/) Investments  Operations   Income   Capital Gains    Excess         Capital  Distributions
  ------------    --------- ----------- ------------ ---------- ---------- ------------- -------------    --------- -------------
Investment Grade
  Income Fund
      1999(D)       1.132      0.034       (0.053)     (0.019)    (0.034)     (0.001)           --            --       (0.035)
      1998          1.112      0.067        0.020       0.087     (0.067)         --            --            --       (0.067)
      1997          1.084      0.071        0.028       0.099     (0.071)         --            --            --       (0.071)
      1996          1.117      0.070       (0.033)      0.037     (0.070)         --            --            --       (0.070)
      1995          1.012      0.071        0.106       0.177     (0.071)         --        (0.001)(/1/)      --       (0.072)
      1994          1.111      0.066       (0.099)     (0.033)    (0.066)         --            --            --       (0.066)
   Government
   Bond Fund
      1999(D)       1.068      0.028       (0.035)     (0.007)    (0.029)         --            --            --       (0.029)
      1998          1.047      0.058        0.021       0.079     (0.058)         --            --            --       (0.058)
      1997          1.036      0.061        0.011       0.072     (0.061)         --            --            --       (0.061)
      1996          1.062      0.062       (0.026)      0.036     (0.062)         --            --            --       (0.062)
      1995          0.997      0.062        0.066       0.128     (0.062)         --        (0.001)(/1/)      --       (0.063)
      1994          1.070      0.063       (0.073)     (0.010)    (0.063)         --            --            --       (0.063)
  Money Market
      Fund
      1999(D)       1.000      0.024           --       0.024     (0.024)         --            --            --       (0.024)
      1998          1.000      0.054           --       0.054     (0.054)         --            --            --       (0.054)
      1997          1.000      0.053           --       0.053     (0.053)         --            --            --       (0.053)
      1996          1.000      0.052           --       0.052     (0.052)         --            --            --       (0.052)
      1995          1.000      0.057           --       0.057     (0.057)         --            --            --       (0.057)
      1994          1.000      0.039           --       0.039     (0.039)         --            --            --       (0.039)
                     Net
                   Increase
                  (Decrease)
                      in
   Year Ended     Net Asset
  December 31,      Value
  ------------    ----------
Investment Grade
  Income Fund
      1999(D)       (0.054)
      1998           0.020
      1997           0.028
      1996          (0.033)
      1995           0.105
      1994          (0.099)
   Government
   Bond Fund
      1999(D)       (0.036)
      1998           0.021
      1997           0.011
      1996          (0.026)
      1995           0.065
      1994          (0.073)
  Money Market
      Fund
      1999(D)           --
      1998              --
      1997              --
      1996              --
      1995              --
      1994              --

------------------------------------
*   Annualized
**  Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For six months ended June 30, 1999 (Unaudited)
(1) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
           ---------------------------------------------------------------------
                              Ratios To Average Net Assets
                      ---------------------------------------------------
                      Net Assets
Net Asset               End of        Net        Operating          Management     Portfolio
Value End   Total       Period    Investment      Expenses             Fee         Turnover
of Period  Returns     (000's)   Income (Loss) (A)    (B)    (C)    Gross   Net      Rate
---------  -------    ---------- ------------- ----   ----   ----   -----   ----   ---------
  1.078     (1.67)%**  249,331       6.20%*    0.50%* 0.50%* 0.50%* 0.43%*  0.43%*     41%**
  1.132      7.97%     230,623       6.01%     0.52%  0.52%  0.52%  0.43%   0.43%     158%
  1.112      9.45%     189,503       6.48%     0.51%  0.51%  0.51%  0.41%   0.41%      48%
  1.084      3.56%     157,327       6.50%     0.52%  0.52%  0.52%  0.40%   0.40%     108%
  1.117     17.84%     141,625       6.66%     0.53%    --   0.53%  0.41%   0.41%     126%
  1.012     (2.96)%    109,972       6.25%     0.58%    --   0.58%  0.42%   0.42%     129%
  1.032     (0.69)%**   97,688       5.56%*    0.63%* 0.63%* 0.63%* 0.50%*  0.50%*     26%**
  1.068      7.67%      81,018       5.63%     0.64%  0.64%  0.64%  0.50%   0.50%      61%
  1.047      7.08%      55,513       5.92%     0.67%  0.67%  0.67%  0.50%   0.50%      56%
  1.036      3.51%      46,396       5.90%     0.66%  0.66%  0.66%  0.50%   0.50%     112%
  1.062     13.06%      45,778       5.91%     0.69%    --   0.69%  0.50%   0.50%     180%
  0.997     (0.88)%     42,078       5.60%     0.70%    --   0.70%  0.50%   0.50%     106%
  1.000      2.43%**   409,612       4.84%*    0.30%* 0.30%* 0.30%* 0.25%*  0.25%*    N/A
  1.000      5.51%     336,253       5.36%     0.32%  0.32%  0.32%  0.26%   0.26%     N/A
  1.000      5.47%     260,620       5.33%     0.35%  0.35%  0.35%  0.27%   0.27%     N/A
  1.000      5.36%     217,256       5.22%     0.34%  0.34%  0.34%  0.28%   0.28%     N/A
  1.000      5.84%     155,211       5.68%     0.36%    --   0.36%  0.29%   0.29%     N/A
  1.000      3.93%      95,991       3.94%     0.45%    --   0.45%  0.31%   0.31%     N/A

--------------------------------------------

                           Allmerica Investment Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various sep-arate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insur-ance companies. As of the date of this report, the Trust offered fourteen man-aged investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Growth, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfo-lios").

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities which are traded on a recognized exchange (in-cluding securities traded through the National Market System) are valued at the last sale price on the securities exchange on which securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which util-izes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The invest-ments of the Money Market Fund are valued utilizing the amortized cost valua-tion method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolio agrees to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of cer-tain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward for-eign currency contracts having the same settlement date and broker are recog-nized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses from security transactions are deter-mined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on ex-dividend date, except that certain dividends from for-eign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Growth, Equity Index, Investment Grade Income and Gov-ernment Bond Funds, and annually for the Select Aggressive Growth, and Select International Equity Funds. All Portfolios declare and distribute all net real-ized capital gains, if any, at least annually. The distributions are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and for-wards, including "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("In-vestors Bank & Trust") as its agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and/or cash equivalents and/or letters of credit as collateral against the loaned securi-ties, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments. Prior to April 1, 1999 Bankers Trust Company was the Portfolios agent.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring the securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be trans-ferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                       Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $750,000,000
------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.85%        0.85%        0.85%
Select International
 Equity                      1.00%        0.90%        0.85%        0.85%        0.85%
Growth                       0.60%        0.60%        0.40%        0.35%        0.35%

                                 First                  Next                   Over
Portfolio                     $50,000,000           $200,000,000           $250,000,000
---------------------------------------------------------------------------------------
Equity Index                     0.35%                 0.30%                  0.25%
Government Bond                  0.50%                 0.50%                  0.50%
Money Market                     0.35%                 0.25%                  0.20%
                                 First                  Next                   Over
Portfolio                     $50,000,000           $50,000,000            $100,000,000
---------------------------------------------------------------------------------------
Investment Grade Income          0.50%                 0.45%                  0.40%

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Aggressive Growth     Nicholas-Applegate Capital Management, L.P.
   Select International Equity  Bank of Ireland Asset Management (U.S.) Limited
   Growth                       Miller Anderson & Sherrerd, LLP
   Equity Index                 Allmerica Asset Management, Inc.
   Investment Grade Income      Allmerica Asset Management, Inc.
   Government Bond              Allmerica Asset Management, Inc.
   Money Market                 Allmerica Asset Management, Inc.

Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates.

Effective April 1, 1999, Investors Bank & Trust provides transfer agency, port-folio accounting and custody services to the Trust and receives fees and reim-bursement of certain out-of-pocket expenses for its services. The Manager has entered into an Administrative Services Agreement with Investors Bank & Trust, whereby Investors Bank & Trust performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to Investors Bank & Trust. Prior to April 1, 1999, First Data Investor Services Group, Inc. performed fund administration and fund accounting services for the Trust, and custodian services were performed by Bankers Trust.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations by a percentage of average net assets (Select Aggressive Growth Fund - 1.35%, Select International Equity Fund - 1.50%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00%, and Money Market
Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5.REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


7.FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of for-eign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securi-ties of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund may enter into these forward contracts primar-ily to protect the Portfolio from adverse currency movement.

                         ------------------------------------------------------

                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insur-ance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important infor-mation related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

Year 2000 (unaudited): Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that the dates are encoded and calculated. The services provided to the Trust by the Manager, Sub-Advisers, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the han-dling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its serv-ice providers that they either are Year 2000 compliant now or expect to be com-pliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers. The Year 2000 problem could also have an adverse effect on issuers, including foreign issuers, whose securities are owned by the Port-folios, potentially decreasing the value of such securities.

                                  * * * * * *

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts. Separate account financial statements are not provided.


--------------------------------------------

                                 Allmerica IRA

Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.



                    The Allmerica IRA contract is issued by
        First Allmerica Financial Life Insurance Company and distributed by Allmerica Investments, Inc.


                          [LOGO OF IMSA APPEARS HERE]


                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]


  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
        Insurance and Annuity Company (licensed in all states except NY)
          Allmerica Trust Company, N.A. . Allmerica Investments, Inc.
                . Allmerica Investment Management Company, Inc.
                   The Hanover Insurance Company . AMGRO, Inc.
                . Allmerica Financial Alliance Insurance Company
         Allmerica Asset Management, Inc. . Allmerica Financial Benefit
          Insurance Company . Sterling Risk Management Services, Inc.
          Citizens Corporation . Citizens Insurance Company of America
                           . Citizens Management Inc.
               440 Lincoln Street, Worcester, Massachusetts 01653


10300 (6/99)